Batterymarch U.S. Small Capitalization Equity Portfolio







         INSTITUTIONAL CLASS AND FINANCIAL INTERMEDIARY CLASS PROSPECTUS

                                 August 1, 2002





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As with all mutual funds, the Securities and Exchange  Commission has not passed upon the accuracy or adequacy of this Prospectus, nor has it approved or disapproved these securities. It is a criminal offense to state otherwise.

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T A B L E  O F  C O N T E N T S



A b o u t  t h e  Portfolio:

          1       Investment objective

          2       Principal risks

          5       Performance

          6       Fees and expenses of the Portfolio

          7       Management

A b o u t  y o u r  i n v e s t m e n t:


          9       How to invest

         12       How to sell your shares

         14       Account policies

         15       Services for investors

         16       Distributions and taxes

         17       Financial highlights


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BATTERYMARCH U.S. SMALL CAPITALIZATION EQUITY PORTFOLIO

[icon] I N V E S T M E N T  O B J E C T I V E

Investment objective: Long-term capital appreciation.

Principal investment strategies:

Under normal market conditions, the Portfolio will invest at least 80% of its net assets in equity securities of companies with small market capitalizations domiciled, or having their principal activities, in the United States. Batterymarch Financial Management, Inc. ("Batterymarch"), the Portfolio's adviser, defines small market capitalization companies as those whose market capitalizations are within range of fifty million dollars to two billion dollars in the Russell 2000 Index, determined at the time of the Portfolio's investment. The Russell 2000 Index is a capitalization-weighted broad-based index of 2000 small capitalization U.S. companies. A company that was a small market capitalization company at the time of the Portfolio's investment will continue to be treated as such for purposes of the 80% test, even if its market capitalization is no longer similar to that of companies in the Russell 2000 Index.

Equity securities include common stock, preferred stock, securities convertible into or exchangeable for common stock, rights and warrants to acquire such securities and substantially similar forms of equity with comparable risk. The Portfolio may also invest in securities of foreign companies in the form of American Depositary Receipts (ADRs), which are typically dollar-denominated instruments held at U.S. Banks and traded on an exchange in the United States.

The adviser uses a bottom-up, quantitative stock selection process. The cornerstone of this process is a proprietary stock selection model that ranks the stocks in the Portfolio's investable universe by relative attractiveness.

In addition to its principal investment strategies, the Portfolio may engage in other transactions. For example, although the Portfolio expects to remain substantially fully invested in equity securities, the Portfolio may invest in debt or fixed-income securities, cash and money market instruments, including repurchase agreements. Under normal market conditions, up to 5% of the Portfolio's total assets may be invested in fixed-income securities rated below investment grade, commonly referred to as junk bonds, or, if unrated, determined by the adviser to be of comparable quality. The Portfolio may also engage in reverse repurchase agreement transactions and other borrowings, purchase restricted and illiquid securities, lend its portfolio securities, invest in securities of other investment companies, engage in foreign currency exchange transactions and engage in futures and options transactions.

At times the adviser may judge that market conditions make pursuing the Portfolio's investment strategies inconsistent with the best interests of its shareholders. The adviser then may temporarily use alternative strategies that are mainly designed to limit the Portfolio's losses. Although the adviser has the flexibility to use these strategies, it may choose not to for a variety of reasons, even in very volatile market conditions. These strategies may cause the Portfolio to miss out on investment opportunities, and may prevent the Portfolio from achieving its goal. In addition, the adviser may also keep a portion of the Portfolio's assets in cash for temporary or defensive purposes, in order to meet redemption requests or for investment purposes.

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[icon] P R I N C I P A L  R I S K S

In General:

There is no assurance that the Portfolio will meet its investment objective; investors could lose money by investing in the Portfolio. As with all mutual funds, an investment in this Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Market Risk:

Stock prices generally fluctuate more than those of other securities, such as debt securities. Market risk, the risk that prices of securities will go down because of the interplay of market forces, may affect a single issuer, industry or sector of the economy or may affect the market as a whole. The Portfolio may experience a substantial or complete loss on an individual stock.

Small Company Stocks:

Investing in the securities of smaller companies involves special risks. Small companies may have limited product lines, operating histories, markets or financial resources, or they may be dependent upon a limited management group. Among other things, the prices of securities of small sized companies generally are more volatile than those of larger companies; the securities of small companies generally are less liquid; and smaller companies generally are more likely to be adversely affected by poor economic or market conditions.

It is anticipated that some of the securities held by the Portfolio may not be widely traded, and that the Portfolio's position in such securities may be substantial in relation to the market for such securities. Accordingly, it may be difficult for the Portfolio to dispose of such securities quickly at prevailing market prices.

Investments in securities of companies with small market capitalizations are generally considered to offer greater opportunity for appreciation but also may involve greater risks than customarily are associated with more established companies. The securities of smaller companies may be subject to more abrupt fluctuations in market price than larger, more established companies. In addition to exhibiting greater volatility, small cap stocks may to a degree, fluctuate independently of larger cap stocks, i.e., small-cap stocks may decline in price as the prices of large -cap stocks rise or vice versa. Small companies are often involved in actual or anticipated reorganizations or restructurings, which involve risks, including difficulty in obtaining information as to the financial conditions of such companies.

Convertible Securities:

A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive the interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted, or exchanged. Before conversions or exchanges, such securities ordinarily provide a stream of income with generally higher yields than common stocks of the same or similar issuers, but lower than the yield on non-convertible debt.

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The value of a convertible security is a function of (1) its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (2) its worth, at market value, if converted into or exchanged for the underlying common stock. Convertible securities are typically issued by smaller capitalized companies whose stock prices may be volatile. The price of a convertible security often reflects such variations in the price of the underlying common stock in a way that non-convertible debt does not.

Debt Securities:

Debt securities are subject to interest rate risk, which is the possibility that the market prices of the Portfolio's investments may decline due to an increase in market interest rates. Generally, the longer the maturity of a fixed-income security, the greater is the effect on its value when rates change.

Debt securities are also subject to credit risk, i.e., the risk that an issuer of securities will be unable to pay principal and interest when due, or that the value of the security will suffer because investors believe the issuer is less able to pay. This is broadly gauged by the credit ratings of the securities in which the Portfolio invests. However, ratings are only the opinions of the agencies issuing them and are not absolute guarantees as to quality.

Debt securities rated BBB/Baa or better, and unrated securities considered by the Portfolio's adviser to be of equivalent quality, are considered investment grade. Debt securities rated below BBB/Baa (also known as "junk bonds"), which the Portfolio may purchase from time to time, are deemed by the ratings agencies to be speculative and may involve major risk or exposure to adverse conditions. Those in the lowest rating categories may involve a substantial risk of default or may be in default. Changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of such securities to make principal and interest payments than is the case for high grade debt securities.

Securities rated below BBB/Baa may be less liquid than higher-rated securities, which means the fund may have difficulty selling them at times, and may have to apply a greater degree of judgment in establishing a price.

Investment Model:

The proprietary model used by the adviser to evaluate securities is based on the adviser's understanding of the interplay of market factors and does not assure successful investment. The markets or the prices of individual securities, may be affected by factors not foreseen in developing the model.

Derivatives Risk:

The Portfolio may engage in a variety of transactions using "derivatives," such as futures, options and warrants. Derivatives are financial instruments whose values depend upon, or are derived from, the value of something else, such as one or more underlying investments, indices or currencies. Derivatives may be traded on organized exchanges, or in individually negotiated transactions with other parties (these are known as "over the counter" or "OTC"). The Portfolio

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may use  derivatives  both for hedging and non-hedging  purposes,  including for purposes of enhancing returns. Although the adviser has the flexibility to make use of derivatives, it may choose not to for a variety of reasons, even under very volatile market conditions.

Derivatives involve special risks and costs and may result in losses to the Portfolio. The successful use of derivatives requires sophisticated management, and the Portfolio will depend on the adviser's ability to analyze and manage derivatives transactions. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Some derivatives are "leveraged" and therefore may magnify or otherwise increase investment losses to the Portfolio. The Portfolio's use of derivatives may also increase the amount of taxes payable by shareholders.

Other risks arise from the potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Portfolio's derivative positions at any time. In fact, many over-the-counter instruments will not be liquid. Over-the-counter instruments also involve the risk that the other party will not meet its obligations to the Portfolio.

Liquidity Risk:

Liquidity risk exists when particular investments are difficult to sell. The Portfolio may not be able to sell these illiquid investments at the best prices. Investments in derivatives, foreign investments, restricted securities, securities having small market capitalization, and securities having substantial market and/or credit risk tend to involve greater liquidity risk.

Portfolio Turnover:

Although the adviser does not anticipate a turnover rate in excess of 200%, the possibility exists. High turnover rates can result in increased trading costs and higher levels of realized capital gains, resulting in higher taxes payable by the shareholder when those gains are distributed.

Risks Associated with Other Policies the Portfolio may Pursue:

In addition to the investment strategies described above, the Portfolio may also make other types of investments, and therefore may be subject to other risks. Some of these risks are described in the Statement of Additional Information ("SAI"). The Directors may change the Portfolio's investment objective, investment strategies and certain other policies without shareholder approval.

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[icon] PERFORMANCE

The information below provides an indication of the risks of investing in the Portfolio by showing changes in its performance from year to year. Annual returns assume reinvestment of dividends and other distributions, if any. As of the date of this Prospectus, Financial Intermediary Class shares of the Portfolio have not commenced operations. Therefore, returns are shown only for Institutional Class shares. Each class of the Portfolio is invested in the same portfolio of securities, and the annual returns for each class of shares differs only to the extent that the Institutional Class pays lower expenses, and therefore will generally be expected to have higher returns than the Financial Intermediary Class. Historical performance of the Portfolio, whether before or after taxes, does not necessarily indicate what will happen in the future.

                 Total return as of December 31 (before taxes)*

                                 ---------------
                                      2001
                                 ---------------
                                    (5.68)%
                                 ---------------

* The Portfolio's year-to-date total return as of June 30, 2002 was 3.1%.


                         During the past calendar year:

-------------------------------------------------------------------------------
                                Quarter Ended               Total Return
-------------------------------------------------------------------------------
Best quarter:                 December 31, 2001                11.65%
-------------------------------------------------------------------------------
Worst quarter:                 March 31, 2001                 (13.23)%
-------------------------------------------------------------------------------

                          Average Annual Total Returns

For the period ended December 31, 2001:

-------------------------------------------------------------------------------
Batterymarch U.S. Small
Capitalization Equity Portfolio              1 Year           Life of Class
-------------------------------------------------------------------------------
Return Before Taxes                         (5.68)%            (2.81)% (a)
-------------------------------------------------------------------------------
Return After Taxes on Distributions         (5.83)%            (2.94)% (a)
-------------------------------------------------------------------------------
Return After Taxes on Distributions
and Sale of Fund Shares                     (3.46)%            (2.31)% (a)
-------------------------------------------------------------------------------
Russell 2000 Index (reflects no
deduction for fees, expenses or
taxes) (c)                                   1.03%             (8.72)% (b)
-------------------------------------------------------------------------------

(a)      March 13, 2000 (commencement of operations) to December 31, 2001.
(b)      February 29, 2000 to December 31, 2001.
(c) The Russell 2000 Index is an unmanaged index of 2000 small cap stocks and is considered to be a broad indicator of small cap market performance.

After-tax returns shown in the table are calculated using historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

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[icon] F E E S  A N D  E X P E N S E S  O F  T H E  P O R T F O L I O

The table below describes the fees and expenses you may incur directly or indirectly as an investor in the Portfolio. The Portfolio pays operating expenses directly out of its assets thereby lowering the Portfolio's share price and dividends. Other expenses include, but are not limited to, transfer agency, custody, professional and registration fees.

                         Annual Fund Operating Expenses
               (expenses that are deducted from Portfolio assets)

--------------------------------------------------------------------------------
                                           Institutional         Financial
                                               Class         Intermediary Class
--------------------------------------------------------------------------------
Management Fees                                0.70%              0.70%
--------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees       None               0.25% (a)
--------------------------------------------------------------------------------
Other Expenses                                 0.17%              0.17% (b)
--------------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses      0.87%              1.12%
--------------------------------------------------------------------------------
Fee Waivers and Expense Reimbursement           None               None
--------------------------------------------------------------------------------
Net Annual Portfolio Operating Expenses (c)    0.87%              1.12%
--------------------------------------------------------------------------------

(a) The 12b-1 fee shown in the table reflects the amount to which the Directors have currently limited payments under the Portfolio's Distribution Plan. Pursuant to this Distribution Plan, the Directors may increase the 12b-1 fee to 0.40% of average daily net assets without shareholder approval.

(b) "Other Expenses" are based on estimated expenses for the fiscal year ending March 31, 2002. As of the date of this prospectus, the Financial Intermediary Class has not commenced operations.

(c) Legg Mason Fund Adviser, Inc. is contractually obligated to waive fees or reimburse expenses to 0.95% and 1.20% for Institutional Class shares and Financial Intermediary Class shares, respectively, through August 1, 2003.

Example:

This example helps you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment in the Portfolio, assuming (1) a 5% return each year, (2) the Portfolio's operating expenses remain the same as shown in the table above, and (3) you redeem all of your shares at the end of the time periods shown.


--------------------------------------------------------------------------------
                                 1 Year      3 Years      5 Years      10 Years
--------------------------------------------------------------------------------
Institutional Class              $89         $278         $482         $1,073
--------------------------------------------------------------------------------
Financial Intermediary Class     $114        $356         $617         $1,363
--------------------------------------------------------------------------------


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[icon] M A N A G E M E N T

Legg Mason Fund Adviser, Inc. ("Manager"), 100 Light Street, Baltimore, Maryland 21202, is the Portfolio's Manager. The Manager is responsible for the non-investment affairs of the Portfolio, providing office space and administrative staff for the Portfolio and directing all matters related to the operations of the Portfolio. The Manager has been registered as an investment adviser since 1982. The Portfolio pays the Manager a monthly fee based on the average net assets of the Portfolio at a rate of 0.70% (before any waiver or reimbursement).

On December 31, 2001, the Manager replaced LM Institutional Advisers, Inc. ("LMIA") as manager to the Portfolio. The personnel who previously managed the Portfolio as employees of LMIA continue to do so as employees of the Manager. The advisory compensation arrangements have remained unchanged.

The Manager has retained Batterymarch, 200 Clarendon Street, Boston, Massachusetts 02116, to serve as investment adviser to the Portfolio. Batterymarch is responsible for the investment management of the Portfolio, including the responsibility for making investment decisions and placing orders to buy, sell or hold a particular security. Batterymarch, founded in 1969, acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds, as well as to individual investors. Total assets under management by Batterymarch were approximately $6.8 billion as of March 31, 2002. The Batterymarch Developed Markets (U.S.) team is responsible for the day-to-day management of the Portfolio.

The Manager pays the fee of Batterymarch. To the extent the Manager receives a management fee after taking into account its contractual obligation to limit expenses, the Manager will pay Batterymarch a portion of the management fee it receives from the Portfolio.

Expense Limitation

The Manager has, until August 1, 2003, contractually agreed to waive its fees and/or reimburse the Portfolio to the extent the Portfolio's expenses (exclusive of taxes, interest, deferred organization expenses, brokerage and extraordinary expenses) for any class exceed during that month the annual rate set forth in the Fees and Expenses of the Portfolio section. Any amounts waived or reimbursed in a particular fiscal year will be subject to repayment by the Portfolio to the Manager to the extent that from time to time during the next three fiscal years the repayment will not cause the Portfolio's expenses to exceed the limit, if any, agreed to by the Manager at that time.

Distributor of the Portfolio's shares:

Legg Mason Wood Walker, Incorporated ("Legg Mason"), 100 Light Street, Baltimore, Maryland 21202, distributes the Portfolio's shares. The Portfolio has adopted a Distribution Plan under Rule 12b-1 that allows it to pay fees for the sale of Financial Intermediary Class shares and for services provided to Financial Intermediary Class shareholders. The fees are calculated daily and paid monthly. Under the Financial Intermediary Class Plan, the Portfolio may pay Legg Mason, financial intermediaries and other parties that provide services in connection with or are otherwise involved in the distribution of shares or administration of plans or programs that use Financial Intermediary shares as their funding medium, and to reimburse certain other expenses and payments. On an annual basis, the Portfolio may pay 12b-1 fees in an amount up to 0.40% of

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the Portfolio's average daily net assets attributable to Financial  Intermediary
Class shares. The Board of Directors has currently approved payment under the plan of 0.25% of the average daily net assets attributable to the Financial Intermediary Class. Because these fees are paid out of the Portfolio's assets on an ongoing basis, over time the fees will increase the cost of your investment in Financial Intermediary Class shares and may cost you more than paying other types of sales charges.

The Manager, Batterymarch and Legg Mason are wholly owned subsidiaries of Legg Mason, Inc., a financial services holding company.

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[icon] HOW TO INVEST

The Portfolio has established minimum investment criteria that vary depending upon which class of shares you wish to purchase. For Institutional Class shares, investors must have at least $50 million in investable assets and invest in the aggregate at least $1 million in the Portfolio. For Financial Intermediary Class shares, investors must have at least $30 million in investable assets and invest in the aggregate at least $1 million in the Portfolio.

Prior to or concurrent with the initial purchase of Institutional Class shares or Financial Intermediary Class shares, each investor must open an account for the Portfolio by completing and signing an application and mailing it to Legg Mason Institutional Funds at the following address: P.O. Box 17635, Baltimore, Maryland 21297-1635.

Eligible  investors  may  purchase   Institutional  Class  shares  or  Financial
Intermediary Class shares by contacting Legg Mason Institutional Funds directly at 1-888-425-6432.

Purchase orders, together with payment in one of the forms described in the following paragraphs, received by Legg Mason Institutional Funds or Boston Financial Data Services ("BFDS" or the "Transfer Agent") before the close of regular trading on the New York Stock Exchange ("Exchange") (ordinarily 4:00 p.m., Eastern time) will be processed at the Portfolio's net asset value as of the close of the Exchange on that day. The Portfolio is open for business every day the Exchange is open. Orders received after the close of the Exchange will be processed at the Portfolio's net asset value as of the close of the Exchange on the next day the Exchange is open.

Certain institutions that have agreements with Legg Mason or the Portfolio may be authorized to accept purchase and redemption orders on their behalf. Once the authorized institution accepts the order, you will receive the next determined net asset value. Orders received by certain retirement plans and other financial intermediaries by the close of the Exchange and communicated to Legg Mason Institutional Funds by 9:00 a.m., Eastern, on the following business day will be processed at the net asset value determined on the prior business day. It is the institution's responsibility to transmit your order to the Portfolio in a timely fashion.

Purchases of Institutional Class shares and Financial Intermediary Class shares can be made by wiring federal funds to State Street Bank and Trust Company. Before wiring federal funds, the investor must first telephone Legg Mason Institutional Funds at 1-888-425-6432 to receive instructions for wire transfer. On the telephone, the following information will be required: shareholder name; name of the person authorizing the transaction; shareholder account number; name of the Portfolio and class of shares to be purchased; amount being wired; and name of the wiring bank.

Funds should be wired through the Federal Reserve System to:

State Street Bank and Trust Company
[ABA #011-000-028]
[DDA #99046096]
Legg Mason Institutional Funds - Batterymarch U.S. Small Capitalization Equity Portfolio
[Insert account name and number]

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

The wire should state that the funds are for the purchase of shares of a specific share class and include the account name and number.

Shares may also be purchased and paid for by the contribution of eligible portfolio securities, subject in each case to approval by the Manager. Approval will depend on, among other things, the nature and quality of the securities offered and the current needs of the Portfolio. Securities offered in payment for shares will be valued in the same way and at the same time the Portfolio values its portfolio securities for the purpose of determining net asset value. (See "Calculation of Net Asset Value" below.) Investors who wish to purchase Portfolio shares through the contribution of securities should contact Legg Mason Institutional Funds at 1-888-425-6432 for instructions. Investors should also realize that at the time of contribution they may be required to recognize a gain or loss for tax purposes on securities contributed. The Manager, on behalf of the Portfolio, has full discretion to reject any securities offered as payment for shares.

As described above, the Portfolio may offer Financial Intermediary Class shares that are offered primarily through financial intermediaries. The Portfolio may pay financial intermediaries for their services out of that Class' assets pursuant to the Class' distribution plan or otherwise. Legg Mason and its affiliates (including the Manager and Batterymarch) may also from time to time, at their own expense, make payments to financial intermediaries that sell shares of the Portfolio or to other parties in connection with the sale of shares. If investors effect transactions through a broker or agent, investors may be charged a fee by that broker or agent.

Any shares purchased or received as a distribution will be credited directly to the investor's account.

Additional investments may be made at any time at the relevant net asset value for that class by following the procedures outlined above. Investors should always furnish a shareholder account number when making additional purchases. Purchases will be made in full and fractional shares. In the interest of economy and convenience, certificates for shares will not be issued.

The Portfolio and Legg Mason reserve the right, in their sole discretion: to suspend the offering of shares or to reject any purchase order, in whole or in part, when, in the judgment of management, such suspension or rejection is in the best interests of the Portfolio; and to redeem shares if information provided in the application should prove to be incorrect in any manner judged by the Portfolio to be material (i.e., in a manner such as to render the shareholder ineligible to purchase shares of the Portfolio). In addition, the Portfolio or Legg Mason, in its sole discretion, reserves the right to waive the minimum investable assets requirement or the minimum initial investment for certain investors. The Portfolio may suspend the offering of shares at any time and resume it any time thereafter.

Shares of the Portfolio may not be qualified or registered for sale in all states. Prospective investors should inquire as to whether shares of the Portfolio are available for sale in their state of residence. Shares of the Portfolio may not be offered or sold in any state unless registered or qualified in that jurisdiction or unless an exemption from registration or qualification is available.

Purchases of Portfolio shares should be made for long-term investment purposes. The Portfolio reserves the right to restrict purchases of shares (including exchanges) when it determines that a pattern of frequent purchases and sales made in response to short-term fluctuations in share price appears evident.

Shares of the Portfolio are available for purchase by retirement plans, including 401(k) plans and 403(b) plans. The administrator of a plan or employee benefits office can provide participants or employees with detailed information on how to participate in the plan and how to elect the Portfolio as an investment option. Participants in a retirement or savings plan may be permitted to elect different investment options, alter the amounts contributed to the plan, or change how contributions are allocated among investment options in accordance with the plan's specific provisions.

For questions about participant accounts, participants should contact their employee benefits office, the plan administrator, or the organization that provides recordkeeping services for the plan. Investors who purchase shares through retirement plans should be aware that the plan administrator may aggregate purchase and redemption orders of participants in the plan. Therefore, there may be a delay between the time the investor places an order with the plan administrator and the time the order is forwarded to the Transfer Agent for execution.

If you are a customer of an institution or a client of a financial intermediary through whom you invest, be sure to consult their program literature for any policies on purchasing fund shares.

Account Registration Changes:

Changes in registration or account privileges must be made in writing to Legg Mason Institutional Funds. Signature guarantees are required. (See "Signature Guarantee" below.) All correspondence must include the account number and must be sent to:

Legg Mason Institutional Funds
P.O. Box 17635
Baltimore, Maryland  21297-1635

[icon]  HOW TO SELL YOUR SHARES

Shares may be redeemed through three methods: (1) by sending a written request for redemption to Legg Mason Institutional Funds, P.O. Box 17635, Baltimore, Maryland 21297-1635, (2) by calling 1-888-425-6432, or (3) by wire communication with the Transfer Agent. In each case, the investor should first notify Legg Mason Institutional Funds at 1-888-425-6432 of the intention to redeem. No charge is made for redemptions. Shareholders who wish to be able to redeem by telephone or wire communication must complete an authorization form in advance. Redemptions over $10,000,000 may be initiated by telephone, but must be confirmed in writing prior to processing.

Upon receipt of a request for redemption as described below (a request "in good order") before the close of the Exchange on any day the Exchange is open, the Transfer Agent will redeem Portfolio shares at that day's net asset value per share. Requests for redemption received by the Transfer Agent after the close of the Exchange will be executed at the net asset value next determined. However, orders received by certain retirement plans and other financial intermediaries by the close of the Exchange and communicated to the Transfer Agent by 9:00 a.m., Eastern time, on the following business day will be effected at the net asset value determined on the business day the financial intermediary receives the order.

Requests for redemption should indicate:

1) the number of shares or dollar amount to be redeemed and the investor's shareholder account number;

2) the investor's name and the names of any co-owner of the account, using exactly the same name or names used in establishing the account;

3) proof of authorization to request redemption on behalf of any co-owner of the account (please contact Legg Mason Institutional Funds for further details); and

4) the name, address, and account number to which the redemption payment should be sent.

Other supporting legal documents, such as copies of the trust instrument or power of attorney, may be required from corporations or other organizations, fiduciaries or persons other than the shareholder of record making the request for redemption. If you have a question concerning the sale or redemption of shares, please contact Legg Mason Institutional Funds by calling 1-888-425-6432.

Payment of redemption proceeds normally will be made by wire one business day after receipt of a redemption request in good order. However, the Portfolio reserves the right to postpone the payment date when the Exchange is closed, when trading is restricted, or during periods as permitted by federal securities laws, or to take up to seven days to make payment upon redemption if the Portfolio could be adversely affected by immediate payment. The Portfolio may delay redemptions beyond seven days or suspend redemptions only as permitted by the Securities and Exchange Commission ("SEC"). Payment of redemption proceeds of shares that were recently purchased by check or acquired through reinvestment of dividends on such shares may be delayed for up to ten days from the purchase date in order to allow for the check to clear.

The Portfolio has reserved the right under certain conditions to redeem its shares in-kind by distributing portfolio securities in payment for redemptions. Shareholders who receive a redemption in-kind may incur costs to dispose of the securities they receive.

If you are a customer of an institution or a client of a financial intermediary through whom you invest, be sure to consult their program literature for any policies on redeeming fund shares.

Signature guarantee:

When a signature guarantee is called for, the shareholder should have "Signature Guaranteed" stamped under his or her signature and guaranteed by any of the following entities: U.S. banks, foreign banks having a U.S. correspondent bank, credit unions, savings associations, U.S. registered securities dealers and brokers, municipal securities dealers and brokers, government securities dealers and brokers, national securities exchanges, registered securities associations and clearing agencies (each an "Eligible Guarantor Institution"). The Portfolio and its agents reserve the right to reject any signature guarantee pursuant to written signature guarantee standards or procedures, which may be revised from time to time and which may permit them to reject signature guarantees from Eligible Guarantor Institutions that do not satisfy credit guidelines. The Portfolio may change the signature guarantee requirements from time to time without prior notice to shareholders.

A signature guarantee will be required for the following situations:

o Remitting redemption proceeds to any person, address or bank account not on record.
o Making changes to the account registration after the account has been opened.
o Transferring shares to an account in another Legg Mason Institutional fund with a different account registration.

[icon]  ACCOUNT POLICIES

Calculation of net asset value:

Net asset value per share of each class of shares is determined daily as of the close of regular trading on the Exchange on every day the Exchange is open. The Exchange is normally closed on all national holidays and Good Friday. To calculate the Portfolio's Institutional Class or Financial Intermediary Class share price, the Portfolio's assets attributable to that class of shares are valued and totaled, liabilities attributable to that class of shares are subtracted, and the resulting net assets are divided by the number of shares outstanding for that class. The Portfolio's securities are valued on the basis of market quotations or, lacking such quotations, at fair value as determined under policies approved by the Board of Directors. The Portfolio may use fair value pricing instead of market quotations to value one or more securities if the Portfolio believes that, because of special circumstances, doing so would more accurately reflect the prices the Portfolio expects to realize on the current sale of those securities.

Where a security is traded on more than one market, which may include foreign markets, the securities are generally valued on the market considered by the adviser to be the primary market. The Portfolio will value its foreign securities in U.S. dollars on the basis of the then-prevailing exchange rates. Fixed-income securities generally are valued using market quotations or independent pricing services that use prices provided by market makers or estimates of market values. Securities with remaining maturities of 60 days or less are valued at amortized cost.

To the extent that the Portfolio has portfolio securities that are primarily listed on foreign exchanges that trade on days when the Portfolio does not price its shares, the net asset value of the Portfolio may change on days when shareholders will not be able to purchase or redeem the Portfolio's shares.

Other:

Portfolio shares may not be held in, or transferred to, an account with any firm that does not have an agreement with Legg Mason or one of its affiliates. If you hold shares through an account with an institution or financial intermediary be sure to consult the policies of that entity.

[icon]  SERVICES FOR INVESTORS

Confirmations and account statements:

The Transfer Agent will send confirmations of each purchase and redemption transaction. Confirmations sent to institutional clients will include the total number of shares being held in safekeeping by the Transfer Agent.

Exchange privilege:

Institutional Class Shares and Financial Intermediary Class shares of the Portfolio may be exchanged for shares of Legg Mason Cash Reserve Trust, the Western Asset Funds, Inc., or for shares of the same class of any of the other Legg Mason funds, except Legg Mason Opportunity Trust, provided these funds are eligible for sale in your state of residence and provided that the investor meets the eligibility criteria of that class and the value of exchanged shares is at least $1,000,000. You can request an exchange in writing or by telephone. Be sure to read the current prospectus for any fund into which you are exchanging.

There is currently no fee for exchanges. However, an exchange of the Portfolio's shares will be treated as a sale of the shares, and any gain on the transaction will be subject to tax.

The Portfolio reserves the right to:

o terminate or limit the exchange privilege of any shareholder who makes more than four exchanges from the Portfolio in a 12 month period; and

o terminate or modify the exchange privilege after 60 days' written notice to shareholders.

Some retirement plan administrators may not offer all of the Institutional Class shares or Financial Intermediary Class shares for exchange.

[icon] D I S T R I B U T I O N S  A N D  T A X E S

The Portfolio declares and pays dividends from any net investment income annually.

The Portfolio distributes substantially all its net capital gain (the excess of any net long-term capital gain over net short-term capital loss), if any, after the end of the taxable year in which the gain is realized. A second distribution of net capital gain may be necessary in some years to avoid imposition of a federal excise tax.

Portfolio dividends and other distributions are taxable to investors (other than retirement plans and other tax-exempt investors) whether received in cash or reinvested in additional shares of the Portfolio. Dividends from investment company taxable income (which includes net investment income and net short-term capital gain) are taxable as ordinary income. Distributions of the Portfolio's net capital gain are taxable as long-term capital gain, regardless of how long you have held your Portfolio shares.

In addition to income tax on the Portfolio's distributions, any gain that results from a sale (other than by a retirement plan or other tax-exempt investor) of Portfolio shares will generally be subject to federal income tax. An exchange of shares will be treated as a sale of Portfolio shares for these purposes and any gain on those shares will generally be subject to federal income tax. A tax statement will be sent to you after the end of each year detailing the tax status of your distributions.

Special tax rules apply to investments through retirement plans that qualify for tax-exempt treatment under the federal income tax law. Shareholders should consult their tax advisers to determine the suitability of shares of the Portfolio as an investment through such plans and the precise effect of an investment on their particular tax situations.

The Directors reserve the right to revise the distribution policy or postpone the payment of distributions if warranted in their judgment due to unusual circumstances, such as an unexpected large expense, loss or fluctuation in net asset value.

Your dividends and other distributions will be automatically reinvested in the same class of shares unless you elect to receive dividends and/or other distributions in cash. To change your election, you must notify the Portfolio at least ten days before the next distribution is to be paid.

If the postal or other delivery service is unable to deliver your distribution check, your distribution election will automatically be converted to having all dividends and other distributions reinvested in Portfolio shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

As required by law, the Portfolio will withhold a certain percentage of all dividends, capital gain distributions and redemption proceeds payable to individuals and certain other non-corporate shareholders who do not provide the Portfolio with a valid taxpayer identification number. The Portfolio also is required to withhold the same percentage of all dividends and capital gain distributions payable to those shareholders who are otherwise subject to backup withholding.

Because each investor's tax situation is different, please consult your tax adviser about federal, state and local tax considerations.

[icon]   FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Portfolio's financial performance since inception. Total return represents the rate that an investor would have earned (or lost) on an investment in the Portfolio, assuming reinvestment of all dividends and other distributions. Certain information reflects financial results for a single portfolio share. This information has been audited by the Portfolio's independent auditors, Ernst & Young LLP, whose report, along with the Portfolio's financial statements, is incorporated by reference into the annual report for the Portfolio. The annual report is available upon request by calling toll-free 1-888-425-6432.

                                                                Investment Operations
                                                 --------------------------------------------------
                                                                             Net
For the                            Net Asset            Net           Realized &
Years Ended                            Value,    Investment           Unrealized         Total From
March 31,                          Beginning         Income       Gain (Loss) On         Investment
                                   of Period         (Loss)          Investments         Operations
---------------------------------------------------------------------------------------------------

Batterymarch Small Cap Equity-
Institutional Class
2002                                  $ 8.72          .03                  1.56               1.59
2001                                    9.68          .03 B               (0.97)             (0.94)
2000A                                  10.00         N.M. B               (0.32)             (0.32)
---------------------------------------------------------------------------------------------------

                                                                            Distributions
                                                ---------------------------------------------------------------------
                                                   From Net         In Excess of
For the                             From Net       Realized         Net Realized                           Net Asset
Years Ended                       Investment        Gain on              Gain on              Total            Value,
March 31,                             Income    Investments          Investments      Distributions    End of Period
---------------------------------------------------------------------------------------------------------------------

Batterymarch Small Cap Equity-
Institutional Class
2002                                 $(0.04)          $ -                 $ -              $(0.04)           $ 10.27
2001                                  (0.02)            -                   -               (0.02)              8.72
2000A                                     -             -                   -                  -                9.68
---------------------------------------------------------------------------------------------------------------------

                                                              Ratios/Supplemental Data
                                                 ------------------------------------------------
                                                                  Net Investment
For the                                            Expenses        Income (Loss)        Portfolio         Net assets,
Years Ended                          Total       to Average          to Average          Turnover      End of Period
March 31,                            Return %    Net Assets %        Net Assets %          Rate %      (in thousands)
---------------------------------------------------------------------------------------------------------------------

Batterymarch Small Cap Equity-
Institutional Class
2002                                 18.26            .94              .35                158.03           $157,560
2001                                 (9.72)           .95 B            .59 B              146.50             92,136
2000A                                (3.20) C         .95 B,D         3.42 B,D             N.M.               6,757
---------------------------------------------------------------------------------------------------------------------

A    For the period March 13, 2000  (commencement  of  operations)  to March 31,
     2000.
B Net of fees waived and expenses reimbursed by the Manager pursuant to a contractual expense limitation of 0.95% until August 1, 2001. If no fees had been waived or expenses reimbursed by the Manager, the annualized ratio of expenses to average daily net assets for the year ended March 31, 2001, would have been 1.14% and for the period ended March 31, 2000, would have been 5.70%.
C    Not annualized.
D    Annualized.
N.M. Not meaningful

Batterymarch U.S. Small Capitalization Equity Portfolio
-------------------------------------------------------

The following additional information about the Portfolio is available upon request and without charge:

Statement of Additional Information (SAI) - The SAI is filed with the SEC and is hereby incorporated by reference into (is considered part of) this Prospectus. The SAI provides further information and additional details about the Portfolio and its policies.

Annual and Semi-Annual Reports - Additional information about the Portfolio's investments is available in the Portfolio's annual and semi-annual reports to shareholders. In the Portfolio's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

To request the SAI or any reports to shareholders or to obtain more information:

o        call toll-free 1-888-425-6432
o        visit us on the Internet via http://www.lminstitutionalfunds.com
o        write to us at:   Legg Mason Institutional Funds
                           100 Light Street, P.O. Box 17635
                           Baltimore, Maryland 21297-1635

Information about the Portfolio, including the SAI, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Reports and other information about the Portfolio are available on the EDGAR database on the SEC's Internet site at http://www.sec.gov. Investors may also obtain this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.


                                                     SEC File Number: 811-8611

                      LEGG MASON CHARLES STREET TRUST, INC.
             BATTERYMARCH U.S. SMALL CAPITALIZATION EQUITY PORTFOLIO

       INSTITUTIONAL CLASS SHARES and FINANCIAL INTERMEDIARY CLASS SHARES

                       STATEMENT OF ADDITIONAL INFORMATION

                                 August 1, 2002


This Statement of Additional Information is not a Prospectus. It should be read in conjunction with the Prospectus for Institutional Class shares and Financial Intermediary Class shares dated August 1, 2002, which has been filed with the Securities and Exchange Commission ("SEC"). The Portfolio's financial statements and the report of its independent auditors are incorporated by reference into (and are therefore legally part of) this Statement of Additional Information from the Portfolio's annual report to shareholders. A copy of either the Prospectus or the annual report may be obtained without charge from the Portfolio's distributor, Legg Mason Wood Walker, Incorporated ("Legg Mason"), by calling 1-800-822-5544.


                             Legg Mason Wood Walker,
                                  Incorporated
________________________________________________________________________________

                                100 Light Street
                                  P.O. Box 1476
                         Baltimore, Maryland 21203-1476
                          (410) 539-0000 (800) 822-5544

Table of Contents


Description of the Portfolio                                                3
Definitions                                                                 3
Additional Information About Investment Restrictions and Policies           4
Additional Information About Securities, Investment Techniques
  and Related Risks                                                         5
Valuation of Portfolio Shares                                              21
Performance Information                                                    21
Management of the Portfolio                                                24
Purchases and Redemptions                                                  33
Exchange Privilege                                                         33
Portfolio Transactions and Brokerage                                       33
Additional Tax Information                                                 35
Capital Stock Information                                                  37
Financial Statements                                                       38

Description of the Portfolio

Legg Mason Charles Street Trust, Inc. ("Corporation") is an open-end diversified management investment company that was incorporated in Maryland on January 13, 1998. Batterymarch U.S. Small Capitalization Equity Portfolio ("Portfolio") is the sole operational series of the Corporation.

Definitions

"Adviser" means Batterymarch.

"Batterymarch" means Batterymarch Financial Management, Inc., 200 Clarendon Street, Boston, Massachusetts 02116.

"Code" means the Internal Revenue Code of 1986, as amended.

"Distributor" means the party that is responsible for the distribution or sale of the Corporation's shares. Legg Mason is the Corporation's Distributor.

"Exchange" means the New York Stock Exchange.

"Fundamental Investment Restriction" means an investment restriction of the Portfolio that may be changed only with the affirmative vote of the lesser of
(a) more than 50% of the outstanding shares of the Portfolio or (b) 67% or more of the shares of the Portfolio present at a shareholders' meeting if more than 50% of the outstanding shares of the Portfolio are represented at the meeting in person or by proxy. Only those policies or restrictions expressly designated as such are Fundamental Investment Restrictions. All other policies and restrictions may be changed without shareholder approval.

"Independent Director" means a Director of the Corporation who is not an "interested person" (as defined in the 1940 Act) of the Corporation.

"Legg Mason" means Legg Mason Wood Walker, Incorporated.

"Manager" or "LMFA" means Legg Mason Fund Adviser, Inc., 100 Light Street, Baltimore, MD 21202.

"1940 Act" means the Investment Company Act of 1940, as amended.

"NRSROs"   means   nationally   recognized  (or  foreign)   statistical   rating
organizations,   including  Moody's  Investors  Service,  Inc.  ("Moody's")  and
Standard & Poor's ("S&P").

"Plan" means the Portfolio's  Distribution and Shareholder  Services Plan (12b-1
Plan).

"SEC" means the Securities and Exchange Commission.

"12b-1 Director" means a Director of the Corporation who is an Independent Director and who has no direct or indirect financial interest in the operation of any Plan or the Corporation's Underwriting Agreement.

Additional Information About Investment Restrictions and Policies

The Portfolio has adopted the following fundamental investment limitations, which cannot be changed except by vote of its shareholders.

The Portfolio may:

(1) make loans, borrow money or issue senior securities to the fullest extent permitted by the 1940 Act, the rules or regulations thereunder or applicable orders of the SEC, as such statute, rules, regulations or orders may be amended from time to time.

(2) not concentrate investments in a particular industry or group of industries as concentration is defined under the 1940 Act, the rules or regulations thereunder or applicable orders of the SEC, as such statute, rules, regulations or orders may be amended from time to time. Securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements thereon will not be considered to represent an industry.

(3) underwrite securities to the fullest extent permitted by the 1940 Act, the rules or regulations thereunder or applicable orders of the SEC, as such statute, rules, regulations or orders may be amended from time to time.

(4) purchase or sell commodities, commodities contracts, futures contracts, options, forward contracts or real estate to the fullest extent permitted by the 1940 Act, the rules or regulations thereunder or applicable orders of the SEC, as such statute, rules, regulations or orders may be amended from time to time.

Additional Information

The fundamental investment restrictions set forth above limit the Portfolio's ability to engage in certain investment practices and purchase securities to the extent permitted by, or consistent with, the 1940 Act. Relevant restrictions of the 1940 Act are described below, which are based either on the 1940 Act itself, the rules or regulations thereunder, or interpretations promulgated by the SEC. As such, these restrictions of the 1940 Act are not "fundamental;" that is, the restrictions will change as the statute, rules, regulations or interpretations change, and no shareholder vote will be required or sought.

Fundamental Investment Restriction (1). Under the 1940 Act, the Portfolio may only borrow up to one-third of the value of its total assets (including the amount borrowed) minus its liabilities (excluding the amount borrowed). Borrowing allows the Portfolio to leverage its portfolio, which exposes it to certain risks. Leveraging increases the effect of any increase or decrease in the value of portfolio securities on the Portfolio's net asset value, and money borrowed will be subject to interest costs (which may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the return from the securities purchased with borrowed funds. The Portfolio may use borrowed money for any purpose permitted by the 1940 Act.

The 1940 Act also restricts the ability of any mutual fund to lend. Under the 1940 Act, the Portfolio may only make loans if expressly permitted to do so by the Portfolio's investment policies, and the Portfolio may not make loans to persons who control or are under common control with the Portfolio. Thus, the 1940 Act effectively prohibits the Portfolio from making loans to certain persons when conflicts of interest or undue influence are most likely present. The Portfolio may, however, make other loans which if made would expose shareholders to additional risks, such as the failure of the other party to repay the loan.

The ability of a mutual fund to issue senior securities is severely circumscribed by complex regulatory constraints under the 1940 Act that restrict, for instance, the amount, timing, and form of senior securities that may be issued. Certain portfolio management techniques, such as the purchase of securities on margin, short sales, or the writing of puts on portfolio securities, may be considered senior securities unless appropriate steps are taken to segregate the Portfolio's assets or otherwise cover its obligations.

Fundamental Investment Restriction (2). "Concentration" is interpreted under the 1940 Act to mean investment of 25% or more of the Portfolio's total assets in issuers whose principal business activity is in a single industry. If the Portfolio were to "concentrate" its investments in a particular industry, investors would be exposed to greater risks because the Portfolio's performance would be largely dependent on that industry's performance.

Fundamental Investment Restriction (3). The 1940 Act prohibits a diversified mutual fund from underwriting securities in excess of 25% of its total assets.

Fundamental Investment Restriction (4). This restriction would permit investment in commodities, commodities contracts (e.g., futures contracts or options), forward contracts or real estate to the extent permitted under the 1940 Act. However, it is unlikely that the Portfolio would make such investments, other than the use of futures contracts, options, forward contracts and certain real estate-related instruments as explained in the Prospectus and this Statement of Additional Information ("SAI"). The Portfolio, however, would like the ability to consider using these or other investment techniques in the future.
Commodities, as opposed to commodity futures, represent the actual underlying bulk goods, such as grains, metals and foodstuffs. Real estate-related instruments include securities of real estate investment trusts ("REITs"), commercial and residential mortgage-backed securities, and real estate financings, and such instruments are generally sensitive to factors such as changes in real estate values and property taxes, interest rates, cash flow of underlying real estate assets, overbuilding, and the management skill and creditworthiness of the issuer.

The Portfolio intends, under normal market conditions, to invest at least 80% of its assets in equity securities of companies with small market capitalizations domiciled, or having their principal activities, in the United States.

The Portfolio may not change its policy to invest at least 80% of its assets in the type of securities suggested by its name unless it provides shareholders with at least 60 days' written notice of such change. For purposes of this limitation only, assets include the amount of any borrowing for investment purposes.

In applying its investment policies and limitations, the Portfolio, in accordance with SEC rules and stated positions, considers investment in a fully collateralized repurchase agreement to be equivalent to investment in the collateral.

Additional Information About Securities, Investment Techniques and Related Risks

In addition to the principal investment strategies and the principal risks described in the Prospectus, the Portfolio may employ other investment practices and may be subject to other risks, some of which are described below. Unless a strategy or policy described below is specifically prohibited by applicable law or by the investment restrictions explained in the Portfolio's Prospectus, or elsewhere in this SAI, the Portfolio may engage in each of the practices listed below.

Foreign Securities

Depositary Receipts. American Depositary Receipts, or "ADRs," are securities issued by a U.S. depositary (usually a bank) and represent a specified quantity of underlying non-U.S. securities on deposit with a custodian bank as collateral. A foreign issuer of the security underlying an ADR is generally not subject to the same reporting requirements in the United States as a domestic issuer. Accordingly, the information available to a U.S. investor will be limited to the information the foreign issuer is required to disclose in its own country and the market value of an ADR may not reflect undisclosed material information concerning the issuer or the underlying security. ADRs may also be subject to exchange rate risks if the underlying securities are denominated in foreign currency. The Portfolio may also invest in similar non-U.S. instruments issued by foreign banks or trust companies such as Global Depositary Receipts ("GDRs") and European Depositary Receipt ("EDRs"). For purposes of its investment policies, the Portfolio will treat ADRs and similar instruments as equivalent to investment in the underlying securities.

Options, Futures and Other Strategies

General. The Portfolio may invest in certain options, futures contracts (sometimes referred to as "futures"), options on futures contracts, forward contracts, swaps, caps, floors, collars, indexed securities and other derivative instruments (collectively, "Financial Instruments") to attempt to enhance its return or yield or to attempt to hedge its investments. Except as otherwise provided in the Prospectus or SAI or by applicable law, the Portfolio may purchase and sell any type of Financial Instrument.

Hedging strategies can be broadly categorized as "short hedges" and "long hedges." A short hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential declines in the value of one or more investments held in the Portfolio's portfolio. Thus, in a short hedge the Portfolio takes a position in a Financial Instrument whose price is expected to move in the opposite direction of the price of the investment being hedged.

Conversely, a long hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that the Portfolio intends to acquire. Thus, in a long hedge, the Portfolio takes a position in a Financial Instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged. A long hedge is sometimes referred to as an anticipatory hedge. In an anticipatory hedge transaction, the Portfolio does not own a corresponding security and, therefore, the transaction does not relate to a security the Portfolio owns. Rather, it relates to a security that the Portfolio intends to acquire. If the Portfolio does not complete the hedge by purchasing the security it anticipated purchasing, the effect on the Portfolio's portfolio is the same as if the transaction were entered into for speculative purposes.

Financial Instruments on securities generally are used to attempt to hedge against price movements in one or more particular securities positions that the Portfolio owns or intends to acquire. Financial Instruments on indices, in contrast, generally are used to attempt to hedge against price movements in market sectors in which the Portfolio has invested or expects to invest. Financial Instruments on debt securities generally are used to hedge either individual securities or broad debt market sectors. Except as otherwise provided in the Prospectus or SAI or by applicable law, the Portfolio may use Financial Instruments for any purpose, including non-hedging purposes.

The use of Financial Instruments is subject to applicable regulations of the SEC, the several exchanges upon which they are traded and the Commodity Futures Trading Commission (the "CFTC"). In addition, the Portfolio's ability to use Financial Instruments may be limited by tax considerations. See "Additional Tax Information."

In addition to the instruments, strategies and risks described below, the Adviser expects to discover additional opportunities in connection with Financial Instruments and other similar or related techniques. These new opportunities may become available as the Adviser develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new Financial Instruments or other techniques are developed. The Adviser may utilize these opportunities to the extent that they are consistent with the Portfolio's investment objective and permitted by its investment restrictions and applicable regulatory authorities. The Portfolio might not use any of these strategies, and there can be no assurance that any strategy used will succeed.

Special Risks. The use of Financial Instruments involves special considerations and risks, certain of which are described below. In general, these techniques may increase the volatility of the Portfolio's portfolio and may involve a small investment of cash relative to the magnitude of the risk assumed. Risks pertaining to particular Financial Instruments are described in the sections that follow.

         (1) Successful use of most Financial Instruments depends upon the Adviser's ability to predict movements of the overall securities, currency and interest rate markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy will succeed, and use of Financial Instruments could result in a loss, regardless of whether the intent was to reduce risk or increase return.

         (2) There might be imperfect correlation, or even no correlation, between price movements of a Financial Instrument and price movements of the investments being hedged. For example, if the value of a Financial Instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which Financial Instruments are traded. The effectiveness of hedges using Financial Instruments on indices will depend on the degree of correlation between price movements in the index and price movements in the securities or other assets being hedged.

                  Because there are a limited number of types of exchange-traded Financial Instruments, it is likely that the standardized contracts available will not match the Portfolio's current or anticipated investments exactly. The Portfolio may invest in Financial Instruments based on securities with different issuers, maturities or other characteristics from the securities in which it typically invests, which involves a risk that the position in Financial Instruments will not track the performance of the Portfolio's other investments.

                  Prices of Financial Instruments can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Portfolio's investments well. Prices of Financial Instruments are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the markets for Financial Instruments and the securities markets, from
                  structural   differences  in  how  Financial  Instruments  and
                  securities  are  traded,  or from  imposition  of daily  price fluctuation limits or trading halts. The Portfolio may purchase or sell Financial Instruments with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the Portfolio's positions in Financial Instruments are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

         (3) If successful, the above-discussed strategies can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements. However, such strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements. For example, if the
                  Portfolio  entered  into a short  hedge  because  the  Adviser projected  a  decline  in  the  price  of a  security  in  the
                  Portfolio's portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the Financial Instrument. Moreover, if the price of the Financial Instrument declined by more than the increase in the price of the security, the Portfolio could suffer a loss. In either such case, the Portfolio would have been in a better position had it not attempted to hedge at all.

         (4) As described below, the Portfolio might be required to maintain assets as "cover," maintain segregated accounts or make margin payments when it takes positions in Financial Instruments involving obligations to third parties (i.e., Financial Instruments other than purchased options). If the Portfolio were unable to close out its positions in such Financial Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. These requirements might impair the Portfolio's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Portfolio sell a portfolio security at a disadvantageous time.

         (5) The Portfolio's ability to close out a position in a Financial Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction (the "counterparty") to enter into a transaction closing out the position. Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to the Portfolio.

Cover. Transactions using Financial Instruments, other than purchased options, expose the Portfolio to an obligation to another party. The Portfolio will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, set aside cash or liquid assets in a segregated account with its custodian in the prescribed amount as determined daily.

Assets used as cover or held in an account cannot be sold while the position in the corresponding Financial Instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of the Portfolio's assets to cover its accounts could impede portfolio management or the Portfolio's ability to meet redemption requests or other current obligations.

Additional Risks of Financial Instruments Traded on Foreign Exchanges. Financial Instruments may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States, may not involve a clearing mechanism and related guarantees and are subject to the risk of governmental actions affecting trading in, or the price of, foreign securities. The value of such positions also could be adversely affected by (1) other complex foreign political, legal and economic factors, (2) lesser availability than in the United States of data on which to make trading decisions, (3) delays in the Portfolio's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (5) lesser trading volume.

Options. A call option gives the purchaser the right to buy, and obligates the writer to sell, the underlying investment at the agreed-upon price during the option period. A put option gives the purchaser the right to sell, and obligates the writer to buy, the underlying investment at the agreed-upon price during the option period. Purchasers of options pay an amount, known as a premium, to the option writer in exchange for the right under the option contract.

The Portfolio may purchase call options for any purpose. For example, a call option may be purchased by the Portfolio as a long hedge. Call options also may be used as a means of participating in an anticipated price increase of a security on a more limited risk basis than would be possible if the security itself were purchased. In the event of a decline in the price of the underlying security, use of this strategy would serve to limit the Portfolio's potential loss to the option premium paid; conversely, if the market price of the underlying security increases above the exercise price and the Portfolio either sells or exercises the option, any profit realized would be reduced by the premium.

The Portfolio may purchase put options for any purpose. For example, a put option may be purchased by the Portfolio as a short hedge. The put option enables the Portfolio to sell the underlying security at the predetermined exercise price; thus the potential for loss to the Portfolio below the exercise price is limited to the option premium paid. If the market price of the underlying security is higher than the exercise price of the put option, any profit the Portfolio realizes on the sale of the security would be reduced by the premium paid for the put option less any amount for which the put option may be sold.

Writing put or call options can enable the Portfolio to enhance income or yield by reason of the premiums paid by the purchasers of such options. However, the Portfolio may also suffer a loss as a result of writing options. For example, if the market price of the security underlying a put option declines to less than the exercise price of the option, minus the premium received, the Portfolio would suffer a loss.

Writing call options can serve as a limited short hedge, because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the Portfolio will be obligated to sell the security or currency at less than its market value. If the call option is an OTC option, the securities or other assets used as cover may be considered illiquid.

Writing put options can serve as a limited long hedge, because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and the Portfolio will be obligated to purchase the security or currency at more than its market value. If the put option is an over-the-counter ("OTC") option, the securities or other assets used as cover may be considered illiquid.

The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the historical price volatility of the underlying investment and general market conditions. Options that expire unexercised have no value.

The Portfolio may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, the Portfolio may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, the Portfolio may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit the Portfolio to realize profits or limit losses on an option position prior to its exercise or expiration.

Risks of Options on Securities. Options offer large amounts of leverage, which will result in the Portfolio's net asset value being more sensitive to changes in the value of the related instrument. The Portfolio may purchase or write both exchange-traded and OTC options. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between the Portfolio and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when the Portfolio purchases an OTC option, it relies on the counterparty from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by the Portfolio as well as the loss of any expected benefit of the transaction.

The Portfolio's ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. There can be no assurance that the Portfolio will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, the Portfolio might be unable to close out an OTC option position at any time prior to its expiration, if at all.

If the Portfolio were unable to effect a closing transaction for an option it had purchased, due to the absence of a secondary market, the imposition of price limits or otherwise, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by the Portfolio could cause material losses because the Portfolio would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

Options normally have expiration dates of up to nine months. The exercise price of the options may be below, equal to or above the current market value of the underlying security or other instrument. Options that expire unexercised have no value, and the Portfolio will realize a loss in the amount of the premium paid and any transaction costs.

Options on Indices. Puts and calls on indices are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities or futures contracts. When the Portfolio writes a call on an index, it receives a premium and agrees that, prior to the expiration date, the purchaser of the call, upon exercise of the call, will receive from the Portfolio an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple ("multiplier"), which determines the total dollar value for each point of such difference. When the Portfolio buys a call on an index, it pays a premium and has the same rights as to such call as are indicated above. When the Portfolio buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put, upon the Portfolio's exercise of the put, to deliver to the Portfolio an amount of cash if the closing level of the index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls. When the Portfolio writes a put on an index, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require the Portfolio to deliver to it an amount of cash equal to the difference between the closing level of the index and exercise price times the multiplier if the closing level is less than the exercise price.

Risks of Options on Indices. The risks of investment in options on indices may be greater than options on securities. Because index options are settled in cash, when the Portfolio writes a call on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. The Portfolio can offset some of the risk of writing a call index option by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, the Portfolio cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will vary from the value of the index.

Even if the Portfolio could assemble a portfolio that exactly reproduced the composition of the underlying index, it still would not be fully covered from a risk standpoint because of the "timing risk" inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. As with other kinds of options, the Portfolio as the call writer will not learn that the Portfolio has been assigned until the next business day at the earliest. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security, such as common stock, because there the writer's obligation is to deliver the underlying security, not to pay its value as of a fixed time in the past. So long as the writer already owns the underlying security, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder. In contrast, even if the writer of an index call holds securities that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those securities against payment of the exercise price. Instead, it will be required to pay cash in an amount based on the closing index value on the exercise date. By the time it learns that it has been assigned, the index may have declined, with a corresponding decline in the value of its portfolio. This "timing risk" is an inherent limitation on the ability of index call writers to cover their risk exposure by holding securities positions.

If the Portfolio has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, the Portfolio will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.


OTC Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the counter party to the option contract. While this type of arrangement allows the Portfolio great flexibility to tailor the option to its needs, OTC options generally involve greater risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded. In addition, OTC options may be considered illiquid by the SEC.

Futures Contracts and Options on Futures Contracts. A financial futures contract sale creates an obligation by the seller to deliver the type of Financial Instrument called for in the contract in a specified delivery month for a stated price. A financial futures contract purchase creates an obligation by the purchaser to take delivery of the type of Financial Instrument called for in the contract in a specified delivery month at a stated price. Options on futures give the purchaser the right to assume a position in a futures contract at the specified option exercise price at any time during the period of the option. The purchase of futures or call options on futures can serve as a long hedge, and the sale of futures or the purchase of put options on futures can serve as a short hedge. Writing call options on futures contracts can serve as a limited short hedge, using a strategy similar to that used for writing call options on securities or indices. Similarly, writing put options on futures contracts can serve as a limited long hedge. Futures contracts and options on futures contracts can also be purchased and sold to attempt to enhance income or yield. The Portfolio may also write call and put options on futures contracts that are not covered.

Futures contracts may also be used for non-hedging purposes, such as to simulate full investment in underlying securities while retaining a cash balance for portfolio management purposes, as a substitute for direct investment in a security, to facilitate trading, to reduce transaction costs, or to seek higher investment returns when a futures contract or option is priced more attractively than the underlying security or index.

No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract the Portfolio is required to deposit "initial margin" in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Portfolio at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Portfolio may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

Subsequent "variation margin" payments are made to and from the futures broker daily as the value of the futures position varies, a process known as "marking-to-market." Variation margin does not involve borrowing, but rather represents a daily settlement of the Portfolio's obligations to or from a futures broker. When the Portfolio purchases an option on a futures contract, the premium paid plus transaction costs is all that is at risk. However, there may be circumstances when the purchase of an option on a futures contract would result in a loss to the Portfolio when the use of a futures contract would not, such as when there is no movement in the value of the securities or currencies being hedged. In contrast, when the Portfolio purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Portfolio has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.


Although some futures and options on futures call for making or taking delivery of the underlying securities or currencies, generally those contracts are closed out prior to delivery by offsetting purchases or sales of matching futures or options (involving the same currency or underlying security and delivery month). If an offsetting purchase price is less than the original sale price, the Portfolio realizes a gain, or if it is more, the Portfolio realizes a loss. If an offsetting sale price is more than the original purchase price, the Portfolio realizes a gain, or if it is less, the Portfolio realizes a loss. The Portfolio will also bear transaction costs for each contract, which will be included in these calculations. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. However, there can be no assurance that a liquid secondary market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract or options position.


Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If the Portfolio were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market, the imposition of price limits or otherwise, it could incur substantial losses. The Portfolio would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Portfolio would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

To the extent that the Portfolio enters into futures contracts, options on futures contracts and options on foreign currencies traded on a CFTC-regulated exchange that are not for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish these positions (excluding the amount by which options are "in-the-money" at the time of purchase) may not exceed 5% of the liquidation value of the Portfolio's portfolio, after taking into account unrealized profits and unrealized losses on any contracts the Portfolio has entered into. (In general, a call option on a futures contract is "in-the-money" if the value of the underlying futures contract exceeds the strike, i.e., exercise, price of the call; a put option on a futures contract is "in-the-money" if the value of the underlying futures contract is exceeded by the strike price of the put.) This policy does not limit to 5% the percentage of the Portfolio's assets that are at risk in futures contracts, options on futures contracts and currency options.

Risks of Futures Contracts and Options Thereon. The ordinary spreads between prices in the cash and futures markets (including the options on futures market), due to differences in the natures of those markets, are subject to the following factors, which may create distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate, currency exchange rate or stock market trends by the Adviser may still not result in a successful transaction. Of course, the Adviser may be incorrect in its expectations as to the extent of various interest rate, currency exchange rate or stock market movements or the time span within which the movements take place.

Index Futures. The risk of imperfect correlation between movements in the price of index futures and movements in the price of the securities that are the subject of the hedge increases as the composition of the Portfolio's portfolio diverges from the securities included in the applicable index. The price of the index futures may move more than or less than the price of the securities being hedged. If the price of the index futures moves less than the price of the securities that are the subject of the hedge, the hedge will not be fully effective, but if the price of the securities being hedged has moved in an unfavorable direction, the Portfolio would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the futures contract. If the price of the futures contract moves more than the price of the securities, the Portfolio will experience either a loss or a gain on the futures contract that will not be completely offset by movements in the price of the securities that are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of the index futures, the Portfolio may buy or sell index futures in a greater dollar amount than the dollar amount of the securities being hedged if the historical volatility of the prices of such securities being hedged is more than the historical volatility of the prices of the securities included in the index. It is also possible that, where the Portfolio has sold index futures contracts to hedge against decline in the market, the market may advance and the value of the securities held in the Portfolio may decline. If this occurred, the Portfolio would lose money on the futures contract and also experience a decline in value of its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio of securities will tend to move in the same direction as the market indices on which the futures contracts are based. To the extent such instruments are permitted by applicable law, this risk will also apply to security futures.

Where index futures are purchased to hedge against a possible increase in the price of securities before the Portfolio is able to invest in them in an orderly fashion, it is possible that the market may decline instead. If the Portfolio then concludes not to invest in them at that time because of concern as to possible further market decline or for other reasons, it will realize a loss on the futures contract that is not offset by a reduction in the price of the securities it had anticipated purchasing.

Turnover. The Portfolio's options and futures activities may affect its turnover rate and brokerage commission payments. The exercise of calls or puts written by the Portfolio, and the sale or purchase of futures contracts, may cause it to sell or purchase related investments, thus increasing its turnover rate. Once the Portfolio has received an exercise notice on an option it has written, it cannot effect a closing transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price. The exercise of puts purchased by the Portfolio may also cause the sale of related investments, also increasing turnover; although such exercise is within the Portfolio's control, holding a protective put might cause it to sell the related investments for reasons that would not exist in the absence of the put. The Portfolio will pay a brokerage commission each time it buys or sells a put or call or purchases or sells a futures contract. Such commissions may be higher than those that would apply to direct purchases or sales.

Swaps, Caps, Floors and Collars. The Portfolio may enter into swaps, caps, floors and collars to preserve a return or a spread on a particular investment or portion of its portfolio, to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date or to attempt to enhance yield. A swap involves the exchange by the Portfolio with another party of their respective commitments to pay or receive cash flows, e.g., an exchange of floating rate payments for fixed-rate payments. The purchase of a cap entitles the purchaser, to the extent that a specified index exceeds a predetermined value, to receive payments on a notional principal amount from the party selling the cap. The purchase of a floor entitles the purchaser, to the extent that a specified index falls below a predetermined value, to receive payments on a notional principal amount from the party selling the floor. A collar combines elements of a cap and a floor.

Swap agreements, including caps, floors and collars, can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease the overall volatility of the Portfolio's investments and its share price and yield because, and to the extent, these agreements affect the Portfolio's exposure to long- or short-term interest rates (in the United States or abroad), foreign currency values, mortgage-backed security values, corporate borrowing rates or other factors such as security prices or inflation rates.

Swap agreements will tend to shift the Portfolio's investment exposure from one type of investment to another. For example, if the Portfolio agrees to exchange payments in U.S. dollars for payments in foreign currency, the swap agreement would tend to decrease the Portfolio's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options.

If a firm's creditworthiness declines, the value of the agreement would be likely to decline, potentially resulting in losses. If a default occurs by the other party to such transaction, the Portfolio will have contractual remedies pursuant to the agreements related to the transaction.

The net amount of the excess, if any, of the Portfolio's obligations over its entitlements with respect to each swap will be accrued on a daily basis and an amount of cash or liquid assets having an aggregate net asset value at least equal to the accrued excess will be maintained as collateral. The Portfolio will also maintain collateral with respect to its total obligations under any swaps that are not entered into on a net basis and with respect to any caps or floors that are written by the Portfolio. The Adviser and the Portfolio believe that such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to the Portfolio's borrowing restrictions.

Flexibility. Generally, the foregoing is not intended to limit the Portfolio's investment flexibility, unless such a limitation is expressly stated, and therefore will be construed by the Portfolio as broadly as possible. Statements concerning what the Portfolio may do are not intended to limit any other activity. The Portfolio maintains the flexibility to use Financial Instruments for any purpose consistent with applicable law and any express limitations in this SAI or the Prospectus.

Investment Policies

Except for investment policies designated as fundamental in the Prospectus or this SAI, the investment policies described in the Prospectus and in this SAI are not fundamental policies. Changes to fundamental investment policies require shareholder approval; the Directors may change any non-fundamental investment policy without shareholder approval.

Preferred Stocks and Convertible Securities

A preferred stock pays dividends at a specified rate and has preference over common stock in the payment of dividends and the liquidation of an issuer's assets but is junior to the debt securities of the issuer in those same respects. The market prices of preferred stocks are subject to changes in interest rates and are more sensitive to changes in an issuer's creditworthiness than are the prices of debt securities. Shareholders of preferred stock may suffer a loss of value if dividends are not paid. Under ordinary circumstances, preferred stock does not carry voting rights.

A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock (or another equity security) of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion or exchange, convertible securities have characteristics similar to nonconvertible debt securities in that they ordinarily provide a stream of income with generally higher yields than those of common stocks of the same or similar issuers. Convertible securities are usually subordinated to comparable-tier nonconvertible securities but rank senior to common stock in a corporation's capital structure.

The value of a convertible security is a function of (1) its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (2) its worth, at market value, if converted into or exchanged for the underlying common stock. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by the Portfolio is called for redemption, the Portfolio will be required to (1) permit the issuer to redeem the security, (2) convert it into the underlying common stock or (3) sell it to a third party. Any of these actions could have an adverse effect on the Portfolio's ability to achieve its investment objective.

Debt and Fixed-Income Securities

The Portfolio may invest in a variety of debt and fixed-income securities. These securities share one principal risk: their values fluctuate with changes in interest rates. Thus, a decrease in interest rates will generally result in an increase in the value of the Portfolio's fixed-income investments. Conversely, during periods of rising interest rates, the value of the Portfolio's fixed-income investments will generally decline. The magnitude of these fluctuations will generally be greater when the Portfolio's duration or average maturity is longer. Changes in the value of portfolio securities will not affect interest income from those securities, but will be reflected in the Portfolio's net asset value. The most common types of these instruments, and the associated risks, are described below. Subject to its investment policies and applicable law, the Portfolio may invest in these and other fixed-income instruments.

U.S. Government Obligations. U.S. Government securities include (1) U.S. Treasury bills (maturity of one year or less), U.S. Treasury notes (maturity of one to ten years) and U.S. Treasury bonds (maturities generally greater than ten years) and (2) obligations issued or guaranteed by U.S. Government agencies or instrumentalities which are supported by any of the following: (a) the full faith and credit of the U.S. Government (such as Ginnie Mae certificates); (b) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Government (such as obligations of the Federal Home Loan Banks);
(c) the discretionary authority of the U.S. Government to purchase certain obligations of agencies or instrumentalities (such as securities issued by Fannie Mae); or (d) only the credit of the instrumentality (such as securities issued by Freddie Mac). In the case of obligations not backed by the full faith and credit of the United States, the Portfolio must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments.
Neither the U.S. Government nor any of its agencies or instrumentalities guarantees the market value of the securities they issue. Therefore, the market value of such securities will fluctuate in response to changes in interest rates.

Corporate Debt Securities. The Portfolio may invest in debt securities (i.e., bonds, debentures, notes and other similar debt instruments) of domestic non-governmental issuers which meet the minimum credit quality criteria set forth for the Portfolio. Corporate debt securities may pay fixed or variable rates of interest, or interest at a rate contingent upon some other factor, such as the price of some commodity. These securities may include warrants, may be convertible into preferred or common equity, or may be bought as part of a unit containing common stock.

Ratings of Debt Obligations. Moody's, S&P and other NRSROs are private organizations that provide ratings of the credit quality of debt obligations. The Portfolio may consider these ratings in determining whether to purchase, sell or hold a security. Ratings are not absolute assurances of quality. Consequently, securities with the same maturity, interest rate and rating may have different market prices. Credit rating agencies attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer's current financial condition may be better or worse than the rating indicates.

Lower-Rated Securities. Non-investment grade securities, i.e., securities rated below Baa by Moody's or BBB by S&P or comparable ratings of other NRSROs or unrated securities of comparable quality, are described as "speculative" by Moody's and S&P and may be subject to greater market fluctuations and greater risk of loss of income or principal, including a greater possibility of default or bankruptcy of the issuer of such securities, than are more highly rated debt securities. Such securities are commonly referred to as "junk bonds." The Adviser seeks to minimize the risks of investing in all securities through diversification, in-depth credit analysis and attention to current developments in interest rates and market conditions and will monitor the ratings of securities held by the Portfolio and the creditworthiness of their issuers. If the rating of a security in which the Portfolio has invested falls below the minimum rating in which the Portfolio is permitted to invest, the Portfolio will either dispose of that security within a reasonable time or hold the security for so long as the Adviser determines appropriate, having due regard for market conditions, tax implications and other applicable factors.

A debt security may be callable, i.e., subject to redemption at the option of the issuer at a price established in the security's governing instrument. If a debt security held by the Portfolio is called for redemption, the Portfolio will be required to permit the issuer to redeem the security or sell it to a third party.

The market for lower-rated securities has expanded rapidly in recent years. At certain times, the prices of many lower-rated securities have declined, indicating concerns that issuers of such securities might experience financial difficulties. At such times, the yields on lower-rated securities have risen dramatically, reflecting the risk that holders of such securities could lose a substantial portion of their value as a result of the issuers' financial restructuring or default.

The ratings of Moody's and S&P represent the opinions of those agencies as to the quality of the debt securities that they rate. Such ratings are relative and subjective, and are not absolute standards of quality. Unrated debt securities are not necessarily of lower quality than rated securities, but they may not be attractive to as many buyers. If securities are rated investment grade by one NRSRO and below investment grade by the others, the Adviser may rely on the rating that it believes is more accurate and may consider the instrument to be investment grade. The Adviser will consider a security's quality and credit rating when determining whether such security is an appropriate investment. Subject to its investment objective, policies and applicable law, the Portfolio may purchase a security with the lowest rating.

The market for lower-rated securities may be thinner and less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold, and may make it difficult for the Portfolio to obtain market quotations daily. If market quotations are not available, these securities will be valued by a method that the Corporation's Board of Directors believe accurately reflects fair market value. Judgment may play a greater role in valuing lower-rated debt securities than is the case with respect to securities for which a broader range of dealer quotations and last-sale information is available. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of lower-rated securities, especially in a thinly-traded market.

Although the prices of lower-rated bonds are generally less sensitive to interest rate changes than are higher-rated bonds, the prices of lower-rated bonds may be more sensitive to adverse economic changes and developments regarding the individual issuer. Although the market for lower-rated debt securities is not new, and the market has previously weathered economic downturns, there has been in recent years a substantial increase in the use of such securities to fund corporate acquisitions and restructurings. Accordingly, the past performance of the market for such securities may not be an accurate indication of its performance during future economic downturns or periods of rising interest rates. When economic conditions appear to be deteriorating, medium- to lower-rated securities may decline in value due to heightened concern over credit quality, regardless of the prevailing interest rates. Investors should carefully consider the relative risks of investing in high yield securities and understand that such securities are not generally meant for short-term investing.

Adverse economic developments can disrupt the market for lower-rated securities, and severely affect the ability of issuers, especially highly leveraged issuers, to service their debt obligations or to repay their obligations upon maturity, which may lead to a higher incidence of default on such securities. Lower-rated securities are especially affected by adverse changes in the industries in which the issuers are engaged and by changes in the financial condition of the issuers. Highly leveraged issuers may also experience financial stress during periods of rising interest rates. In addition, the secondary market for lower-rated securities, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities. As a result, the Portfolio could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Therefore, prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Portfolio's net asset value.

Lower-rated or unrated debt obligations also present risks based on payment expectations. If an issuer calls an obligation for redemption, the Portfolio may have to replace the security with a lower yielding security, resulting in a decreased return for investors. If the Portfolio experiences unexpected net redemptions, it may be forced to sell its higher-rated securities, resulting in a decline in the overall credit quality of the Portfolio's investment portfolio and increasing the exposure of the Portfolio to the risks of lower-rated securities.

Duration

Duration is a measure of the expected life of a fixed income security on a cash flow basis. Duration takes the time intervals over which the interest and principal payments are scheduled and weights each by the present values of the cash to be received at the corresponding future point in time. For any fixed income security with interest payments occurring prior to the payment of principal, duration is always less than maturity. For example, a current coupon bond with a maturity of 3.5 years will have a duration of approximately three years. In general, the lower the stated or coupon rate of interest of a fixed income security, the longer its duration; conversely, the higher the stated or coupon rate of interest of a fixed income security, the shorter its duration.

There may be circumstances under which even duration calculations do not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities may have final maturities of ten or more years; however, their interest exposure corresponds to the frequency of the coupon reset. Similarly, many mortgage pass-through securities may have stated final maturities of 30 years, but current prepayment rates are more critical in determining the security's interest rate exposure. In these situations, the Adviser may consider other analytical techniques that incorporate the economic life of a security into its determination of interest rate exposure.

Commercial Paper and Other Short-Term Investments

The Portfolio may invest or hold cash or other short-term investments, including commercial paper. Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies. The Portfolio may purchase commercial paper issued pursuant to the private placement exemption in Section 4(2) of the Securities Act of 1933. Section 4(2) paper is restricted as to disposition under federal securities laws, in that any resale must similarly be made in an exempt transaction. The Portfolio may or may not regard such securities as illiquid, depending on the circumstances of each case.

The Portfolio may also invest in obligations (including certificates of deposit, demand and time deposits and bankers' acceptances) of U.S. banks and savings and loan institutions. While domestic bank deposits are insured by an agency of the U.S. Government, the Portfolio will generally assume positions considerably in excess of the insurance limits.

Forward Commitments

The Portfolio may enter into commitments to purchase securities on a "forward commitment" basis, including purchases on a "when-issued" basis or a "to be announced" basis. When such transactions are negotiated, certain terms may be fixed at the time the commitment is made, but delivery and payment for the securities takes place at a later date. Such securities are often the most efficiently priced and have the best liquidity in the bond market. During the period between a commitment and settlement, no payment is made by the purchaser for the securities purchased and, thus, no interest accrues to the purchaser from the transaction. In a "to be announced" transaction, the Portfolio commits to purchase securities for which all specific information is not yet known at the time of the trade, particularly the exact face amount in forward commitment mortgage-backed securities transactions.

The Portfolio may sell the securities subject to a forward commitment purchase, which may result in a gain or loss. When the Portfolio purchases securities on a forward commitment basis, it assumes the risks of ownership, including the risk of price fluctuation, at the time of purchase, not at the time of receipt. Purchases of forward commitment securities also involve a risk of loss if the seller fails to deliver after the value of the securities has risen. Depending on market conditions, the Portfolio's forward commitment purchases could cause its net asset value to be more volatile.

The Portfolio may also enter into a forward commitment to sell securities it owns and will generally do so only with the intention of actually delivering the securities. The use of forward commitments enables the Portfolio to hedge against anticipated changes in interest rates and prices. In a forward sale, the Portfolio does not participate in gains or losses on the security occurring after the commitment date. Forward commitments to sell securities also involve a risk of loss if the seller fails to take delivery after the value of the securities has declined.

Forward commitment transactions involve additional risks similar to those associated with investments in options and futures contracts. See "Risks of Futures Contracts and Options Thereon."

Restricted and Illiquid Securities

Restricted securities are securities subject to legal or contractual restrictions on their resale, such as private placements. Such restrictions might prevent the sale of restricted securities at a time when the sale would otherwise be desirable. Securities for which there is not a readily available market ("illiquid securities") will not be acquired by the Portfolio if such acquisition would cause the aggregate value of illiquid securities to exceed 15% of the Portfolio's net assets.

Under SEC regulations, certain securities acquired through private placements can be traded freely among qualified purchasers. The SEC has stated that an investment company's board of directors, or its investment adviser acting under authority delegated by the board, may determine that a security eligible for trading under this rule is "liquid." The Portfolio intends to rely on this rule, to the extent appropriate, to deem specific securities acquired through private placement as "liquid." The Board has delegated to the Adviser the responsibility for determining whether a particular security eligible for trading under this rule is "liquid." Investing in these restricted securities could have the effect of increasing the Portfolio's illiquidity if qualified purchasers become, for a time, uninterested in buying these securities.

Restricted securities may be sold only (1) pursuant to SEC Rule 144A or another exemption, (2) in privately negotiated transactions or (3) in public offerings with respect to which a registration statement is in effect under the Securities Act of 1933, as amended ("1933 Act"). Rule 144A securities, although not registered in the U.S., may be sold to qualified institutional buyers in accordance with Rule 144A under the 1933 Act. The Adviser, acting pursuant to guidelines established by the Board of Directors, may determine that some Rule 144A securities are liquid for purposes of limitations on the amount of illiquid investments the Portfolio may own. Where registration is required, the Portfolio may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Portfolio may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Portfolio might obtain a less favorable price than prevailed when it decided to sell.

Illiquid securities may be difficult to value, and the Portfolio may have difficulty disposing of such securities promptly.

Securities of Other Investment Companies

Investments in other investment companies may involve the payment of substantial premiums above the net asset value of such issuers' portfolio securities (in the case of closed-end investment companies), and the total return on such investments will be reduced by the operating expenses and fees of such investment companies, including advisory fees. The Portfolio may invest in both closed-end and open-end investment companies.

Repurchase Agreements

A repurchase agreement is an agreement under which securities are acquired from a securities dealer or bank subject to resale at an agreed upon price and date. The securities are held by the Portfolio as collateral until retransferred and will be supplemented by additional collateral if necessary to maintain a total market value equal to or in excess of the value of the repurchase agreement. The Portfolio bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Portfolio is delayed or prevented from exercising its rights to dispose of the collateral securities. The Portfolio also bears the risk that the proceeds from any sale of collateral will be less than the repurchase price. Repurchase agreements may be viewed as a loan by the Portfolio.

Reverse Repurchase Agreements and Other Borrowing

A reverse repurchase agreement is a portfolio management technique in which the Portfolio temporarily transfers possession of a portfolio instrument to another person, such as a financial institution or broker-dealer, in return for cash. At the same time, the Portfolio agrees to repurchase the instrument at an agreed upon time (normally within seven days) and price, which includes an amount essentially equivalent to an interest payment. While engaging in reverse repurchase agreements, the Portfolio will maintain cash or securities in a segregated account at its custodian bank with a value at least equal to the Portfolio's obligation under the agreements, adjusted daily. Reverse repurchase agreements may expose the Portfolio to greater fluctuations in the value of its assets and render the segregated assets unavailable for sale or other disposition. Reverse repurchase agreements may be viewed as a borrowing by the Portfolio.

The Portfolio may also enter into dollar roll transactions in which the Portfolio sells a fixed-income security for delivery in the current month and simultaneously contracts to purchase a substantially similar (same type, coupon and maturity) security at an agreed upon future time. By engaging in the dollar roll transaction the Portfolio forgoes principal and interest paid on the security that is sold, but receives the difference between the current sales price and the forward price for the future purchase. The Portfolio would also be able to earn interest on the income that is received from the initial sale.

The obligation to purchase securities on a specified future date involves the risk that the market value of the securities that the Portfolio is obligated to purchase may decline below the purchase price. In addition, in the event the other party to the transaction files for bankruptcy, becomes insolvent or defaults on its obligation, the Portfolio may be adversely affected.

The Portfolio will limit its investments in reverse repurchase agreements and other borrowing (including dollar roll transactions) to no more than one-third of its total assets. To avoid potential leveraging effects of such borrowing, the Portfolio will not make investments while its borrowing (including reverse repurchase agreements but excluding dollar rolls) is in excess of 5% of its total assets. To avoid potential leveraging effects of dollar rolls, the Portfolio will segregate assets as required by the 1940 Act.

The 1940 Act requires the Portfolio to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of at least 300% of the amount borrowed. If the asset coverage should decline below 300% as a result of market fluctuations or for other reasons, the Portfolio may be required to sell some of its holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. Borrowing may increase the effect on net asset value of any increase or decrease in the market value of the Portfolio.

Money borrowed will be subject to interest costs, which may or may not be recovered by appreciation of the securities purchased. The Portfolio also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. The Portfolio may enter into reverse repurchase agreements and dollar roll transactions as a method of borrowing.

Loans of Portfolio Securities

The Portfolio may lend its portfolio securities, provided that cash or equivalent collateral, equal to at least 100% of the market value of the securities loaned, is continuously maintained by the borrower with the Portfolio. During the time securities are on loan, the borrower will pay the Portfolio an amount equivalent to any dividends or interest paid on such securities, and the Portfolio may invest the cash collateral and earn additional income, or it may receive an agreed upon amount of interest income from the borrower who has delivered equivalent collateral. These loans are subject to termination at the option of the Portfolio or the borrower. The Portfolio may pay administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker. The Portfolio does not presently expect to have on loan at any given time securities totaling more than one-third of its net assets. The Portfolio runs the risk that the counterparty to a loan transaction will default on its obligation and that the value of the collateral received may decline before the Portfolio can dispose of it.

Diversification

The Portfolio intends to remain diversified, as "diversified" is defined under the 1940 Act. In general, the Portfolio is "diversified" under the 1940 Act if at least 75% of the value of its total assets is represented by (i) cash, cash items, government securities and securities of other investment companies and
(ii) securities limited in respect of any one issuer to 5% or less of the value of the total assets of the Portfolio and 10% or less of the outstanding voting securities of such issuer.

Portfolio Turnover

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Portfolio is known as "portfolio turnover." As a result of the Portfolio's investment policies, under certain market conditions the Portfolio's portfolio turnover rate may be higher than that of other mutual funds. Portfolio turnover generally involves some expense to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. These sales may result in realization of taxable capital gains. Higher portfolio turnover rates, such as those above 100%, are likely to result in higher brokerage commissions or other transactions costs and could give rise to a greater amount of taxable capital gains.

Alternative Investment Strategies

At times the Adviser may judge that conditions in the securities markets make pursuing the Portfolio's typical investment strategy inconsistent with the best interests of its shareholders. At such times, the Adviser may temporarily use alternative strategies, primarily designed to reduce fluctuations in the value of the Portfolio's assets. In implementing these defensive strategies, the Portfolio may invest without limit in securities that the Adviser believes present less risk to the Portfolio, including equity securities, debt and fixed-income securities, preferred stocks, U.S. Government and agency obligations, cash or money market instruments, or in other securities the Adviser considers consistent with such defensive strategies, such as, but not limited to, options, futures, warrants or swaps. It is impossible to predict when, or for how long, the Portfolio will use these alternative strategies. As a result of using these alternative strategies, the Portfolio may not achieve its investment objective.

New Investment Products

New types of derivative instruments and hedging instruments are developed and marketed from time to time. Consistent with its investment limitations, the Portfolio expects to invest in those new types of securities and instruments that the Adviser believes may assist the Portfolio in achieving its investment objective.

Real Estate Investment Trusts ("REITs")

REITs pool investors' funds for investment primarily in income producing real estate or real estate related loans or interests. Under the Code, a REIT is not taxed on income it distributes to its shareholders if it complies with several requirements relating to its organization, ownership, assets, and income and a requirement that it generally distribute to its shareholders at least 95% of its taxable income (other than net capital gains) for each taxable year. REITs can generally be classified as equity REITs, mortgage REITs, and hybrid REITs.
Equity REITs, which invest the majority of their assets directly in real property, derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs, which invest the majority of their assets in real estate mortgages, derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both equity REITs and mortgage REITs.

While the Portfolio will not invest in real estate directly, to the extent it invests in equity or hybrid REITs it may be subject to risks similar to those associated with the direct ownership of real estate. These risks include declines in the value of real estate, risks related to general and local economic conditions, dependency on management skill, heavy cash flow dependency, possible lack of availability of mortgage funds, overbuilding, extended vacancies of properties, increased competition, increases in property taxes and operating expenses, changes in zoning laws, losses due to costs resulting from the clean-up of environmental problems, liability to third parties for damages resulting from environmental problems, casualty or condemnation losses, limitations on rents, changes in neighborhood values and in the appeal of properties to tenants and changes in interest rates.

In addition to these risks, REITs may be affected by changes in the value of the underlying property owned by the trusts, or by the quality of any credit they extend. Further, REITs are dependent upon management skills and generally may not be diversified. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, REITs could possibly fail to qualify for tax-free pass-through of income under the Code or to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower's or a lessee's ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. In addition to the foregoing risks, certain "special purpose" REITs in which a Portfolio invests may invest their assets in specific real estate sectors, such as hotel REITs, nursing home REITs or warehouse REITs, and are therefore subject to the risks associated with adverse developments in any such sectors.

Valuation of Portfolio Shares

Net asset value of a Portfolio share is determined daily for each class as of the close of the Exchange, on every day the Exchange is open, by dividing the value of the total assets attributable to that class, less liabilities attributable to that class, by the number of shares of that class outstanding. Pricing will not be done on days when the Exchange is closed. The Exchange currently observes the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

As described in the Prospectus, securities for which market quotations are readily available are valued at current market value. Securities traded on an exchange or the NASDAQ Stock Market are normally valued at last sale prices. Other OTC securities, and securities traded on exchanges for which there is no sale on a particular day (including debt securities), are valued at the mean of latest closing bid and asked prices. Securities with remaining maturities of 60 days or less are valued at amortized cost. Securities and other assets quoted in foreign currencies will be valued in U.S. dollars based on the currency exchange rates prevailing at the time of the valuation. All other assets are valued at fair value as determined in good faith under procedures approved by the Corporation's Board of Directors. The Portfolio may also use fair value pricing instead of market quotations to value securities if, because of special circumstances, the Portfolio believes fair value pricing would more accurately reflect the price it would realize on a current sale of the securities. Premiums received on the sale of put or call options are included in the net asset value of each class, and the current market value of options sold by the Portfolio will be subtracted from net assets of each class.

Performance Information

The Portfolio may, from time to time, include its total return in marketing materials or reports to shareholders or prospective investors. Quotations of average annual total return for a class of shares of the Portfolio will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in that class of shares over periods of one, five and ten years (up to the life of the class), calculated pursuant to the following formulas:

Before-Tax

              P(1+T)n        =       ERV

where:        P              =       a hypothetical initial payment of $1,000
              T              =       average annual total return
              n              =       number of years
              ERV            =       ending  redeemable  value of a hypothetical
                                     $1,000 payment made at the beginning of the
                                     1-, 5-, and  10-year  periods at the end of
                                     the  1-,  5-  and   10-year   periods   (or
                                     fractional portion thereof).

After-Tax

Pre-liquidation   return   (average   annual   total   return   after  taxes  on
distributions):

              P(1+T)n        =       ATVD

where:        P              =       a hypothetical initial payment of $1,000
              T              =       average annual total return (after taxes on
                                     distributions)
              n              =       number of years
              ATVD           =       ending value of hypothetical $1,000 payment
                                     made at the beginning of the 1-, 5-, and 10-year periods at the end of the 1-, 5- and 10-year periods (or fractional portion thereof) after taxes on fund distributions but not after taxes on redemption.

Post-liquidation   return   (average   annual   total   return  after  taxes  on
distributions and on redemption)

              P(1+T)n        =       ATVDR

(Assumptions are the same, except that "DR" calculates the ending value after taxes on distributions and on redemption.)

Under the foregoing formulas, the time periods used in performance advertisements will be based on rolling calendar quarters, updated at least to the last day of the most recent available quarter prior to submission of the performance advertisements for publication. During times of market volatility, performance may vary greatly from the reported quarter-end average annualized returns; please contact Legg Mason Institutional Funds or www.lminstitutionalfunds.com for more recent information. Total return or "T" in the formulas above, is computed by finding the average annual change in the value of an initial $1,000 investment over the period. In calculating the ending redeemable value, all dividends and other distributions by the Portfolio are assumed to have been reinvested at net asset value on the reinvestment dates during the period.

All total return figures reflect the deduction of a proportional share of Portfolio expenses on an annual basis and assume that all dividends and other distributions are reinvested when paid. The performance of each class of the Portfolio will differ because each class is subject to different expenses.

The Portfolio's total returns as of March 31, 2002, were as follows:

                            Cumulative Annual Average
                                         Total Return         Total Return
--------------------------------------------------------------------------
One Year
  Institutional Class                          18.26%               18.26%

Life of Portfolio(A)
  Institutional Class                           3.34%                1.62%

(A) Portfolio's inception - March 13, 2000.

The Portfolio's performance may fluctuate daily depending upon such factors as the average maturity of its securities, changes in investments, changes in interest rates and variations in operating expenses. Therefore, current performance does not provide a basis for determining future performance. The fact that the Portfolio's performance will fluctuate and that shareholders' principal is not guaranteed or insured should be considered in comparing the Portfolio's performance with the performance of other investments.

From time to time the Portfolio may compare the performance of a class of shares in advertising and sales literature to the performance of other investment companies, groups of investment companies or various market indices. One such market index is the Standard & Poor's 500 Composite Stock Index ("S&P 500"), a widely recognized, unmanaged index composed of the capitalization-weighted average of the prices of 500 of the largest publicly traded stocks in the U.S. The S&P 500 includes reinvestment of all dividends. It does not take into account the costs of investing or the tax consequences of distributions. The Portfolio invests in many securities that are not included in the S&P 500.

The Portfolio may also cite rankings and ratings, and compare the return of a class of shares with data published by Lipper Analytical Services, Inc., Wiesenberger Investment Company Services ("Weisenberger"), Value Line, Morningstar, and other services or publications that monitor, compare and/or rank the performance of investment companies. The Portfolio may also refer in such materials to mutual fund performance rankings, ratings, comparisons with funds having similar investment objectives, and other mutual funds reported in independent periodicals, including, but not limited to, FINANCIAL WORLD, MONEY MAGAZINE, FORBES, BUSINESS WEEK, BARRON'S, FORTUNE, THE KIPLINGER LETTERS, THE WALL STREET JOURNAL, and THE NEW YORK TIMES.

The Portfolio may compare the investment return of a class of shares to the return on certificates of deposit and other forms of bank deposits, and may quote from organizations that track the rates offered on such deposits. Bank deposits are insured by an agency of the federal government up to specified limits. In contrast, Portfolio shares are not insured, the value of Portfolio shares may fluctuate, and an investor's shares, when redeemed, may be worth more or less than the investor originally paid for them. Unlike the interest paid on many certificates of deposit, which remains at a specified rate for a specified period of time, the return of each class of shares will vary.

Portfolio advertisements may reference the history of Legg Mason, Inc. and its affiliates, the education and experience of the Adviser's portfolio management team, and the fact that the team engages in a particular style of investing (e.g., growth or value).

In advertising, the Portfolio may illustrate hypothetical investment plans designed to help investors meet long-term financial goals, such as saving for a child's college education or for retirement. Sources such as the Internal Revenue Service, the Social Security Administration, the Consumer Price Index and Weisenberger may supply data concerning interest rates, college tuitions, the rate of inflation, Social Security benefits, mortality statistics and other relevant information. The Portfolio may use other recognized sources as they become available.

The Portfolio may use data prepared by Ibbotson Associates of Chicago, Illinois ("Ibbotson"), to compare the returns of various capital markets and to show the value of a hypothetical investment in a capital market. Ibbotson relies on different indices to calculate the performance of common stocks, corporate and government bonds and Treasury bills.

The Portfolio may illustrate and compare the historical volatility of different portfolio compositions where the performance of stocks is represented by the performance of an appropriate market index, such as the S&P 500.

The Portfolio may also include in advertising biographical information on key investment and managerial personnel.

The Portfolio may advertise examples of the potential benefits of periodic investment plans, such as dollar cost averaging, a long-term investment technique designed to lower average cost per share. Under such a plan, an investor invests in a mutual fund at regular intervals a fixed dollar amount thereby purchasing more shares when prices are low and fewer shares when prices are high. Although such a plan does not guarantee profit or guard against loss in declining markets, the average cost per share could be lower than if a fixed number of shares were purchased at the same intervals. Investors should consider their ability to purchase shares through low price levels.

The Portfolio may discuss Legg Mason, Inc.'s tradition of service. Since 1899, Legg Mason, Inc. and its affiliated companies have helped investors meet their specific investment goals and have provided a full spectrum of financial services. Legg Mason, Inc. affiliates serve as investment advisers for private accounts and mutual funds with assets of more than $177 billion as of March 31, 2002.

In advertising, the Portfolio may discuss the advantages of saving through tax-deferred retirement plans or accounts, including the advantages and disadvantages of "rolling over" a distribution from a retirement plan into an IRA, factors to consider in determining whether you qualify for such a rollover, and the other options available. These discussions may include graphs or other illustrations that compare the growth of a hypothetical tax-deferred investment to the after-tax growth of a taxable investment.

Management of the Portfolio

Under applicable law, the Board of Directors is responsible for management of the Corporation and provides broad supervision over its affairs. The Corporation's officers manage the day-to-day operations of the Corporation under the general direction of the Corporation's Board of Directors.

The standing committees of the Board of Directors include an Audit Committee and a Nominating Committee. All directors who are not interested persons of the Corporation (as defined in the 1940 Act) are members of the Audit and Nominating Committees.

The Audit Committee meets annually with the Corporation's independent accountants and officers to review accounting principles used by the Corporation, the adequacy of internal controls, the responsibilities and fees of the independent accountants, and other matters. The Nominating Committee meets periodically to review and nominate candidates for positions as Independent Directors and to fill vacancies on the Board of Directors. The Nominating Committee does not accept recommendations for nominations by shareholders of the Corporation. During the last fiscal year, the Audit Committee met one time and the Nominating Committee met one twice.

The table below provides information about each of the Corporation's directors and officers, including biographical information about their business experience and information about their relationships with Legg Mason, Inc. and its affiliates. The mailing address of each director and officer is 100 Light Street, 23rd Floor, Baltimore, Maryland 21202, Attn: Fund Secretary.


---------------------------------------------------------------------------------------------------------------------------------
                                            Term of      Number of
                                           Office and    Funds in         Other
                           Position(s)     Length of       Fund        Directorships           Principal Occupation(s)
      Name and Age          Held With     Time Served     Complex         Held              During the Past Five Years
                            Portfolio         (1)        Overseen
---------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT DIRECTORS:
---------------------------------------------------------------------------------------------------------------------------------

Gilmore, Richard G.       Director       Since 1998     Director/      Director of CSS   Trustee of Pacor Settlement Trust,
Age 74                                                  Trustee of     Industries, Inc.  Inc.  Formerly: Senior Vice President,
                                                        all Legg       (diversified      Chief Financial Officer and Director
                                                        Mason funds    holding company   of PECO Energy Co., Inc. (now Exelon
                                                        (consisting    that makes        Corporation); Director of Finance for
                                                        of 23          seasonal          the City of Philadelphia; Executive
                                                        portfolios).   decorative        Vice President and Treasurer, Girard
                                                                       products).        Bank and Vice President of its parent
                                                                                         holding company, the Girard Company.
---------------------------------------------------------------------------------------------------------------------------------
Lehman, Arnold L.         Director       Since 1998     Director/      None              Director of The Brooklyn Museum of
Age 57                                                  Trustee of                       Art.  Formerly: Director of The
                                                        all Legg                         Baltimore Museum of Art.
                                                        Mason funds
                                                        (consisting
                                                        of 23
                                                        portfolios).


---------------------------------------------------------------------------------------------------------------------------------
McGovern, Jill E.         Director       Since 1998     Director/      None              Chief Executive Officer of The Marrow
Age 57                                                  Trustee of                       Foundation since 1993.  Formerly:
                                                        all Legg                         Executive Director of the Baltimore
                                                        Mason funds                      International Festival (January 1991 -
                                                        (consisting                      March 1993); Senior Assistant to the
                                                        of 23                            President of The Johns Hopkins
                                                        portfolios).                     University (1986-1990).
---------------------------------------------------------------------------------------------------------------------------------

                                       25

---------------------------------------------------------------------------------------------------------------------------------
                                            Term of      Number of
                                           Office and    Funds in         Other
                           Position(s)     Length of       Fund        Directorships           Principal Occupation(s)
      Name and Age          Held With     Time Served     Complex         Held              During the Past Five Years
                            Portfolio         (1)        Overseen
---------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT DIRECTORS:
---------------------------------------------------------------------------------------------------------------------------------
O'Brien, G. Peter         Director       Since 1999     Director/      Renaissance       Trustee of Colgate University.
Age 56                                                  Trustee of     Capital           President of Hill House, Inc.
                                                        all Legg       Greenwich Funds;  (residential home care).  Formerly:
                                                        Mason funds    and Pinnacle      Managing Director, Equity Capital
                                                        except Legg    Holdings, Inc.    Markets Group of Merrill Lynch & Co.
                                                        Mason Income   (wireless         (1971-1999).
                                                        Trust, Inc.    communi-cations).
                                                        and Legg
                                                        Mason Tax
                                                        Exempt Trust,
                                                        Inc.
                                                        (consisting
                                                        of 18
                                                        portfolios);
                                                        Director of
                                                        the Royce
                                                        Family of
                                                        Funds
                                                        (consisting
                                                        of 17
                                                        portfolios).
---------------------------------------------------------------------------------------------------------------------------------
Rodgers, T.A.             Director       Since 1998     Director/      None              Principal, T.A. Rodgers & Associates
Age 67                                                  Trustee of                       (management consulting).  Formerly:
                                                        all Legg                         Director and Vice President of
                                                        Mason funds                      Corporate Development, Polk Audio,
                                                        (consisting                      Inc. (manufacturer of audio
                                                        of 23                            components).
                                                        portfolios).
---------------------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTORS:
---------------------------------------------------------------------------------------------------------------------------------
Curley Jr., John F.       Chairman and   Since 1998     Chairman and   None              Director and/or officer of various
Age 62                    Director                      Director/                        other Legg Mason affiliates.  Retired
                                                        Trustee of                       Vice Chairman and Director of Legg
                                                        all Legg                         Mason, Inc. and Legg Mason Wood
                                                        Mason funds                      Walker, Incorporated.  Formerly:
                                                        (consisting                      Director of Legg Mason Fund Adviser,
                                                        of 23                            Inc. and Western Asset Management
                                                        portfolios).                     Company (each a registered investment
                                                                                         adviser).
---------------------------------------------------------------------------------------------------------------------------------

                                       26

---------------------------------------------------------------------------------------------------------------------------------
                                            Term of      Number of
                                           Office and    Funds in         Other
                           Position(s)     Length of       Fund        Directorships           Principal Occupation(s)
      Name and Age          Held With     Time Served     Complex         Held              During the Past Five Years
                            Portfolio         (1)        Overseen
---------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT DIRECTORS:
---------------------------------------------------------------------------------------------------------------------------------
Fetting, Mark R. (2)      Director       Since 2001     Director of    Director of the   Executive Vice President of Legg
Age 47                    and                           Legg Mason     Royce Family of   Mason, Inc. Director and/or officer of
                          President                     Value Trust,   Funds             various other Legg Mason affiliates.
                                                        Inc., Legg     (consisting of    Formerly: Division President and
                                                        Mason Special  17 portfolios).   Senior Officer of Prudential Financial
                                                        Investment                       Group, Inc. and related companies,
                                                        Trust, Inc.,                     including fund boards and consulting
                                                        Legg Mason                       services to subsidiary companies from
                                                        Investment                       1991 to 2000; Partner, Greenwich
                                                        Trust, Inc.                      Associates; Vice President, T. Rowe
                                                        and Legg                         Price Group, Inc.
                                                        Mason Charles
                                                        Street Trust,
                                                        Inc.;
                                                        President of
                                                        all Legg
                                                        Mason funds
                                                        (consisting
                                                        of 23
                                                        portfolios).
---------------------------------------------------------------------------------------------------------------------------------
EXECUTIVE OFFICERS:
---------------------------------------------------------------------------------------------------------------------------------
Duffy, Marc R. (2)        Vice           Since 2000     Vice           None              Vice President and Secretary of Legg
Age 44                    President and                 President and                    Mason Fund Adviser, Inc.  Associate
                          Secretary                     Secretary of                     General Counsel of Legg Mason Wood
                                                        all Legg                         Walker, Incorporated.  Formerly:
                                                        Mason funds                      Senior Associate, Kirkpatrick &
                                                        (consisting                      Lockhart LLP (1996-1999); Senior
                                                        of 23                            Counsel, Securities and Exchange
                                                        portfolios).                     Commission, Division of Investment
                                                                                         Management (1989-1995).
---------------------------------------------------------------------------------------------------------------------------------
Karpinski, Marie K. (2)   Vice           Since 1998     Vice           None              Vice President and Treasurer of Legg
Age 53                    President and                 President and                    Mason Fund Adviser, Inc. and Western
                          Treasurer                     Treasurer of                     Asset Funds, Inc. Treasurer of Pacific
                                                        all Legg                         American Income Shares, Inc. and
                                                        Mason funds                      Western Asset Premier Bond Fund.
                                                        (consisting
                                                        of 23
                                                        portfolios).
---------------------------------------------------------------------------------------------------------------------------------

(1) Officers of the Corporation serve one-year terms, subject to annual reappointment by the Board of Directors. Directors of the Corporation serve a term of indefinite length until their resignation or removal and stand for re-election by shareholders only as and when required by the 1940 Act.

(2) Officers of the Corporation are interested persons (as defined in the 1940 Act).

Mr. Curley and Mr. Fetting are considered to be interested persons (as defined in the 1940 Act) of the Corporation on the basis of their employment with the Manager or its affiliated entities (including the Portfolio's principal underwriter) and Legg Mason, Inc., the parent holding company.

The following table shows each director's ownership of shares of the Portfolio and of all the Legg Mason funds served by the director as of December 31, 2001:

-------------------------------------------------------------------------------
                                Dollar Range of        Aggregate Dollar Range
                               Equity Securities          of Shares in the
      Name of Director           in Legg Mason            Legg Mason Funds
                              Charles Street Trust       Owned by Director
-------------------------------------------------------------------------------
Curley Jr., John F.                   None                 Over $100,000
-------------------------------------------------------------------------------
Fetting, Mark R.*                     None                     None
-------------------------------------------------------------------------------
Gilmore, Richard G.                   None                 Over $100,000
-------------------------------------------------------------------------------
Lehman, Arnold L.                     None                 Over $100,000
-------------------------------------------------------------------------------
McGovern, Jill E.                     None                 Over $100,000
-------------------------------------------------------------------------------
O'Brien, G. Peter                     None                 Over $100,000
-------------------------------------------------------------------------------
Rodgers, T.A.                         None                 Over $100,000
-------------------------------------------------------------------------------

*As of February 20, 2002, the aggregate dollar range of Mr. Fetting's share ownership in the Legg Mason funds was over $100,000.

Officers and directors who are interested persons of the Corporation (as defined in the 1940 Act) receive no salary or fees from the Corporation. Each director who is not an interested person of the Corporation ("Independent Directors") receives an annual retainer and a per meeting fee based on the average net assets of the Corporation as of December 31 of the previous year.

The following table provides certain information relating to the compensation of the Corporation's directors. None of the Legg Mason funds has any retirement plan for its directors.


------------------------------------------------------------------------------------------------------------
                                                                       Total Compensation from Corporation
                                          Aggregate Compensation                and Fund Complex
      Name of Person and Position            From Corporation*                 Paid to Directors**
------------------------------------------------------------------------------------------------------------

John F. Curley, Jr. -                              None                              None
Chairman of the Board and Director
------------------------------------------------------------------------------------------------------------
Nelson A. Diaz - Director ***                      $900                              $33,000
------------------------------------------------------------------------------------------------------------
Richard G. Gilmore - Director                      $900                              $43,200
------------------------------------------------------------------------------------------------------------
Arnold L. Lehman - Director                        $900                              $43,200
------------------------------------------------------------------------------------------------------------
Jill E. McGovern - Director                        $900                              $43,200
------------------------------------------------------------------------------------------------------------
G. Peter O'Brien - Director****                    $900                              $47,975
------------------------------------------------------------------------------------------------------------
T.A. Rodgers - Director                            $900                              $37,650
------------------------------------------------------------------------------------------------------------

* Represents compensation paid to the directors for the fiscal year ended March 31, 2002.

** Represents aggregate compensation paid to each [director] during the calendar year ended December 31, 2001. There are twelve open-end investment companies in the Legg Mason Funds (with a total of twenty-three funds).

*** Mr. Diaz resigned as a director of the Corporation effective February 12, 2002.

**** The total compensation paid to Mr. O'Brien reflects compensation paid by the Legg Mason funds and the Royce Funds, which are comprised of 17 portfolios.

On June 30, 2002, the directors and officers of the Corporation beneficially owned in the aggregate less than 1% of any class of the Portfolio's outstanding shares.

On June 30, 2002, the following entities were known by the fund to own of record or beneficially 5% or more of any class of the Portfolio's outstanding shares.

-----------------------------------------------------------------------
                                                      Percent of
        Name/Address                              Outstanding Shares
-----------------------------------------------------------------------
City & County of Denver Water Board
Commissioners TTEE
Employee' Retirement Plan
1600 West 12th Avenue
Denver, CO 80204-3412                                   11.21%
-----------------------------------------------------------------------
STRAFE & Co.
FAO Childrens Custody
PO Box 160
Westerville, OH 43086-0160                              11.09%
-----------------------------------------------------------------------
Acuity, A Mutual Insurance Co.
2800 South Taylor Drive
Sheboygan, WI 53081-8474                                9.91%
-----------------------------------------------------------------------
Welfare Foundation, Inc.
100 West 10th Street, Suite 1109
Wilmington, DE 19801-1653                               6.53%
-----------------------------------------------------------------------

Manager

The Manager, a wholly owned subsidiary of Legg Mason, Inc., a financial services holding company, serves as investment manager to the Portfolio under an Investment Management Agreement dated December 31, 2001, between the Manager and the Portfolio (the "Management Agreement").

Under the Management Agreement, the Manager is responsible, subject to the general supervision of the Corporation's Board of Directors, for the actual management of the Portfolio's assets, including the responsibility for making decisions and placing orders to buy, sell or hold a particular security, consistent with the investment objectives and policies described in the Prospectus and this SAI. The Manager also is responsible for the compensation of Directors and officers of the Corporation who are employees of the Manager or its affiliates. The Manager receives for its services a fee as described in the Prospectus. As noted below, the Manager has delegated responsibility for the selection of the Portfolio's investments to the Adviser.

The Portfolio pays all of its other expenses that are not assumed by the Manager. These expenses include, among others, expenses of preparing and printing prospectuses, statements of additional information, proxy statements and reports and of distributing them to existing shareholders, custodian charges, transfer agency fees, organizational expenses, compensation of the directors who are not "interested persons" of the Manager, or its affiliates, as that term is defined in the 1940 Act, legal and audit expenses, insurance expenses, expenses of registering and qualifying shares of the Portfolio for sale under federal and state law, Rule 12b-1 fees, governmental fees, expenses incurred in connection with membership in investment company organizations, interest expense, taxes and brokerage fees and commissions. The Portfolio also is liable for such nonrecurring expenses as may arise, including litigation to which the Portfolio or the Corporation may be a party. The Corporation may also have an obligation to indemnify its Directors and officers with respect to litigation.

Under the Management Agreement, the Manager will not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio in connection with the performance of the Management Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations or duties thereunder.

The Management Agreement terminates automatically upon assignment and is terminable at any time without penalty by vote of the Corporation's Board of Directors, by vote of a majority of the Portfolio's outstanding voting securities, or by the Manager, on not less than 60 days' notice to the Corporation, and may be terminated immediately upon the mutual written consent of the Manager and the Corporation.


For the fiscal years ended March 31, the Portfolio paid to the Manager (or its predecessor, LMIA) management fees of (prior to fees waived):


----------------------------------------------------------------
           2002                2001               2000
----------------------------------------------------------------
         $834,036            $288,090            $630*
----------------------------------------------------------------

* For the period March 13, 2000 (commencement of operations) to March 31, 2000.

For the fiscal year ended March 31, the following management fees were waived by the Manager:

----------------------------------------------------------------
         2002                  2001               2000
----------------------------------------------------------------
         N/A                 $78,196             $630*
----------------------------------------------------------------

* For the period March 13, 2000 (commencement of operations) to March 31, 2000.


During the year ended March 31, 2002, the Manager received $82,466 of previously waived fees. At March 31, 2002, all previously waived expenses have been reimbursed.


Adviser

Batterymarch, a wholly owned subsidiary of Legg Mason, Inc., serves as the Adviser to the Portfolio under an Investment Advisory Agreement dated December 31, 2001 (the "Advisory Agreement").

Under the Advisory Agreement, Batterymarch is responsible, subject to the general supervision of the Corporation's Board of Directors and the Manager, for the actual management of the Portfolio's assets, including the responsibility for making decisions and placing orders to buy, sell or hold a particular security, consistent with the investment objectives and policies described in the Prospectus and this Statement of Additional Information. Batterymarch also is responsible for the compensation of directors and officers of the Corporation who are employees of Batterymarch or its affiliates. Batterymarch receives from the Manager for its services to the Portfolio an advisory fee as described in the Prospectus.

Under the Advisory Agreement, Batterymarch will not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio in connection with the performance of the Advisory Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations or duties thereunder.

The Advisory Agreement terminates automatically upon assignment and is terminable with respect to any Portfolio at any time without penalty by vote of the Corporation's Board of Directors, by vote of a majority of the Portfolio's outstanding voting securities, or by Batterymarch, on not less than 60 days' notice, and may be terminated immediately upon the mutual written consent of the parties.

Board Consideration Of The Management And Advisory Agreements

In approving the Management Agreement and Advisory Agreement, the Board of Directors primarily considered whether continuation of the Agreements would be in the best interests of the Portfolio and its shareholders, an evaluation largely based on the nature and quality of the services provided under the Agreements and the overall fairness of the Agreements to the Portfolio. The Independent Directors requested and evaluated an extensive report from LMFA that addressed specific factors designed to inform the Board of Directors' consideration of these and other issues. The Independent Directors met with experienced mutual fund legal counsel separately from the full Board of Directors to evaluate this report.

With respect to the nature and quality of the services provided, the Board of Directors considered the performance of the Portfolio in comparison to relevant market indices, the performance of a peer group of investment companies pursuing broadly similar strategies, and the degree of risk undertaken by the portfolio managers.

The Board of Directors also considered the adviser's procedures for executing portfolio transactions for the Portfolio. The Board of Directors considered available data on the quality of execution and use of brokerage to obtain investment research and other services.

With respect to the overall fairness of the Management Agreement and Advisory Agreement, the Board of Directors primarily considered the fee structure of the Agreements and the profitability of the Manager, the Adviser and their affiliates from their overall association with the Portfolio. The Board of Directors reviewed information about the rates of compensation paid to investment advisers, and overall expenses ratios, for funds comparable in size, character and investment strategy to the Portfolio. The Board of Directors considered the specific portfolio management issues that contributed to the fee. The Board of Directors also considered the voluntary limits on Portfolio expenses undertaken by the Manager. In concluding that the benefits accruing to the Manager and its affiliates by virtue of their relationship to the Portfolio were reasonable in comparison with the costs of the provision of investment advisory services and the benefits accruing to the Portfolio, the Board of Directors reviewed specific data as to the Manager's profit or loss on the Portfolio for a recent period. In prior years, the Board of Directors has reviewed and discussed at length a study by an outside accounting firm evaluating Legg Mason's cost allocation methodology.

In addition to the annual Board of Directors meeting in which the Management Agreement and Advisory Agreement are reviewed, the Board of Directors meets at least another three times a year in order to oversee the management and performance of the Portfolio. The members of the portfolio management team of the Portfolio are present for at least two of these quarterly meetings. Such meetings provide additional opportunities for the Board of Directors to discuss performance, brokerage, compliance and other Portfolio issues. The Board of Directors also draws upon its long association with the Manager and its personnel, and the Board of Directors members' familiarity with the culture of the organization, the manner in which it has handled past problems, and its treatment of investors.

Distributor

Legg Mason, 100 Light Street, P.O. Box 1476, Baltimore, MD 21203-1476, acts as distributor of the Portfolio's shares pursuant to an Underwriting Agreement with the Portfolio dated June 3, 1998, as amended November 1, 1999 (the "Underwriting Agreement").

The Distributor is not obligated to sell any specific amount of Portfolio shares and receives no compensation pursuant to the Underwriting Agreement. Except as noted in the Prospectus, the Portfolio's shares are distributed in a continuous offering. The Underwriting Agreement is terminable with respect to the Portfolio without penalty, at any time, by vote of a majority of the Portfolio's 12b-1 Directors, or by vote of the holders of a majority of the shares of the Portfolio, or by The Distributor upon 60 days' notice to the Corporation.

The Distributor pays certain expenses in connection with the offering of shares of the Portfolio, including any compensation to its financial advisors, the printing and distribution of prospectuses, SAIs and periodic reports used in connection with the offering to prospective investors, and expenses relating to any supplementary sales literature or advertising. The Portfolio bears the expenses of preparing, setting in type and mailing the Prospectus, the SAI and periodic reports to existing shareholders.

The Corporation has adopted a Plan for the Portfolio which, among other things, permits the Corporation to pay The Distributor fees for its services related to sales and distribution of Financial Intermediary Class shares and the provision of ongoing services to Financial Intermediary Class shareholders by the Distributor or other parties. Payments are made only from assets attributable to Financial Intermediary Class shares. Under the Plan, the aggregate fees may not exceed an annual rate of 0.40% of the Portfolio's average daily net assets attributable to Financial Intermediary Class shares. Payments under the Plan are currently limited to 0.25% of average daily net assets. The Board of Directors may increase the limit up to 0.40% of average daily net assets as provided by the Plan without obtaining shareholder approval. Distribution activities for which such payments may be made include, but are not limited to, compensation to persons who engage in or support distribution and redemption of shares, printing of the Prospectuses and reports for persons other than existing shareholders, advertising, preparation and distribution of sales literature, overhead, travel and telephone expenses, all with respect to Financial Intermediary Class shares only. The Distributor may pay all or a portion of the fee to its investment executives. Legg Mason receives no payment from the Portfolio for the distribution of Institutional Class shares, but may receive payments from the Portfolio's transfer agent for providing administrative and sub-transfer agency services to each class.

The Plan will continue in effect only so long as it is approved at least annually by the vote of a majority of the Board of Directors, including a majority of the 12b-1 Directors, cast in person at a meeting called for the purpose of voting on the Plan. The Plan may be terminated by a vote of a majority of the 12b-1 Directors or by a vote of a majority of the outstanding voting securities of the Financial Intermediary Class shares. Any change in the Plan that would materially increase the distribution cost to the Portfolio beyond 0.40% requires shareholder approval; otherwise, the Plan may be amended by the Directors, including a majority of the 12b-1 Directors, as previously described.

In accordance with Rule 12b-1, the Plan provides that the Distributor will submit to the Corporation's Board of Directors, and the Directors will review, at least quarterly, a written report of any amounts expended pursuant to the Plan and the purposes for which expenditures were made. In addition, as long as the Plan is in effect, the selection and nomination of the Independent Directors will be committed to the discretion of such Independent Directors.

There are certain anticipated benefits to shareholders of the Corporation that may result from the Plan. For example, the payment of service fees will provide an incentive to maintain and enhance the level of services provided to each Portfolio's Financial Intermediary shareholders. These efforts, in turn, could lead to increased sales and reduced redemptions, eventually enabling the Portfolio to achieve economies of scale and lower per share operating expenses. Any reduction in such expenses would serve to offset, at least in part, the additional expenses incurred by the Portfolio in connection with its Plan. Furthermore, the investment management of the Portfolio could be enhanced, as net inflows of cash from new sales might enable its portfolio manager to take advantage of attractive investment opportunities, and reduced redemptions could eliminate the potential need to liquidate attractive securities positions in order to raise the funds necessary to meet the redemption requests.

Those persons listed in "Management of the Portfolio" as holding positions with Legg Mason may be deemed to have an interest in the operation of the Plan. No director of the Corporation who is not an interested person of the Corporation has an interest in the operation of the Plan.

Codes of Ethics

The Corporation, the Manager, the Distributor and Batterymarch each has adopted a code of ethics under Rule 17j-1 of the 1940 Act, which permits personnel covered by the code to invest in securities, including securities that may be purchased or held by the Portfolio, but prohibits fraudulent, deceptive or manipulative conduct in connection with that personal investing.

Purchases and Redemptions

The Corporation reserves the right to modify the mail, telephone or wire redemption services or to terminate the telephone or wire redemption services described in the Prospectus at any time without prior notice to shareholders. The Corporation also reserves the right to suspend or postpone redemptions (1) for any period during which the Exchange is closed (other than for customary weekend and holiday closings), (2) when trading in markets the Corporation normally utilizes is restricted or an emergency, as defined by rules and regulations of the SEC, exists, making disposal of the Corporation's investments or determination of its net asset value not reasonably practicable, or (3) for such other periods as the SEC by regulation or order may permit for the protection of the Corporation's shareholders. In the case of any such suspension, an investor may either withdraw the request for redemption or receive payment based upon the net asset value next determined after the suspension is lifted.

In consideration of the best interests of the remaining shareholders, the Corporation reserves the right to pay any redemption price in whole or in part by a distribution in-kind of readily marketable securities held by the Portfolio in lieu of cash. If shares are redeemed in-kind, however, the redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received in the distribution and may suffer losses if those securities fluctuate in value before the shareholder sells them.

Exchange Privilege

Institutional Class and Financial Intermediary Class shares of the Portfolio may be exchanged for shares of Legg Mason Cash Reserve Trust, Western Asset Funds, Inc., or for shares of the same class of any of the other Legg Mason funds, except Legg Mason Opportunity Trust, provided these funds are eligible for sale in your state of residence and provided that the investor meets the eligibility criteria of that class and the value of exchanged shares is at least $1,000,000. You can request an exchange in writing or by telephone. Be sure to read the current prospectus for any fund into which you are exchanging.

There is currently no fee for exchanges. However, an exchange of Portfolio shares will be treated as a sale of the shares, and any gain on the transaction will be subject to tax.

The Portfolio reserves the right to terminate or limit the exchange privilege of any shareholder who makes more than four exchanges from the Portfolio in any 12 month period and terminate or materially modify the exchange privilege after 60 days' written notice to shareholders.

Some retirement plan administrators may not offer for exchange all of the Institutional Class or Financial Intermediary Class shares of all LM funds that have such shares.

When a shareholder decides to exchange shares of the Portfolio, the transfer agent will redeem shares of the Portfolio and invest the proceeds in shares of another selected fund. Redemptions of shares of the Portfolio will be made at the net asset value determined on the same day that the request is received in proper order, if received before the close of regular trading on the Exchange. If the request is received by the transfer agent after such close of regular trading, shares will be redeemed at the net asset value determined as of the close of the Exchange on the next day the Exchange is open.

Portfolio Transactions and Brokerage

The portfolio turnover is computed by dividing the lesser of purchases or sales of securities for the period by the average value of portfolio securities for that period. Short-term securities are excluded from the calculation.

For the fiscal years ended March 31, the Portfolio's portfolio turnover rates were as follows:

------------------------------------------------------
          2002                          2001
------------------------------------------------------
         158.0%                        146.5%
------------------------------------------------------

Under the Management Agreement and Advisory Agreement, the Manager and the Adviser are responsible for the execution of the Portfolio's transactions. The Adviser places all orders for the purchase and the sale of portfolio investments with brokers or dealers selected by it in its discretion. Transactions on stock exchanges and other agency transactions involve the payment by the Portfolio of brokerage commissions. There is generally no stated commission in the case of securities, such as U.S. Government securities, traded in the over-the-counter markets, but the price paid by the Corporation usually includes an undisclosed dealer commission or markup. In selecting brokers or dealers, the Adviser must seek the most favorable price (including the applicable dealer spread) and execution for such transactions, subject to the possible payment as described below of higher brokerage commissions or spreads to brokers or dealers who provide research and analysis. The Portfolio may not always pay the lowest commission or spread available. Rather, in placing orders on behalf of the Portfolio, the Adviser will also take into account such factors as size of the order, difficulty of execution, efficiency of the executing broker's or dealer's facilities (including the services described below) and any risk assumed by the executing broker or dealer.

Consistent with the policy of obtaining most favorable price and execution, the Adviser may give consideration to research, statistical and other services furnished by brokers or dealers to the Adviser for its use, may place orders with brokers or dealers who provide supplemental investment and market research and securities and economic analysis, and may pay to these brokers or dealers a higher brokerage commission or spread than may be charged by other brokers or dealers, or a higher transaction fee on so-called "riskless principal" trades in certain Nasdaq securities. Such services include, without limitation, advice as to the value of securities; the advisability of investing in, purchasing, or selling securities; advice as to the availability of securities or of purchasers or sellers of securities; and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. Such research, analysis and other services may be useful to the Adviser in connection with services to clients other than the Portfolio whose brokerage generated the service. On the other hand, research and analysis received by the Adviser from brokers executing orders for clients other than the Portfolio may be used for the Portfolio's benefit. The Adviser's fee is not reduced by reason of its receiving such brokerage and research services.

The Adviser may also consider sales of shares of the Portfolio (or other portfolios or other funds managed by it or its affiliates, to the extent permitted by applicable law) in selecting broker-dealers to execute Portfolio transactions. The Portfolio may use Legg Mason, among others, as broker for agency transactions in listed and over-the-counter securities at commission rates and under circumstances consistent with the policy of best execution. For the fiscal years ended March 31, 2002 and 2001, and the period March 13, 2000, and the Portfolio did not use Legg Mason as a broker.

Some securities considered by the Adviser for purchase by the Portfolio may also be appropriate for other clients served by the Adviser. To the extent the Portfolio and such other clients purchase the same security, transactions in such security will be allocated among the Portfolio and such other clients in a manner considered fair and reasonable by the Adviser.

The Portfolio may not buy securities from, or sell securities to, the Adviser or its affiliated persons as principal, except as permitted by the rules and regulations of the SEC. Subject to certain conditions, the Portfolio may purchase securities that are offered in underwritings in which an affiliate of the Adviser is a participant, although the Portfolio may not make such purchases directly from such affiliate.

The Adviser will select brokers to execute portfolio transactions. In the OTC, the Portfolio generally will deal with responsible primary market makers unless a more favorable execution can otherwise be obtained.

Investment decisions for the Portfolio are made independently from those of other funds and accounts advised by the Adviser. However, the same security may be held in the portfolios of more than one fund or account. When two or more accounts simultaneously engage in the purchase or sale of the same security, the prices and amounts will be equitably allocated to each account. In some cases, this procedure may adversely affect the price or quantity of the security available to a particular account. In other cases, however, an account's ability to participate in larger volume transactions may produce better executions and prices.

For the fiscal years ended March 31, the Portfolio paid total brokerage commissions as follows:

----------------------------------------------------------------
           2002                2001               2000
----------------------------------------------------------------
         $623,652            $244,827             $0*
----------------------------------------------------------------

* For the period March 13, 2000 (commencement of operations) to March 31, 2000.

No brokerage commissions were paid to affiliated persons.

The Portfolio held no shares of its regular broker-dealers or parent companies of its regular broker-dealers as of March 31, 2002.

Additional Tax Information

General Requirements for "Pass-Through" Treatment

To continue to qualify for treatment as a regulated investment company under Subchapter M of the Code ("RIC"), the Portfolio must distribute annually to its shareholders at least 90% of its investment company taxable income (consisting generally of net investment income and net short-term capital gain, if any) and must meet several additional requirements. These requirements include the following: (1) the Portfolio must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or other income (including but not limited to gains from options or futures) derived with respect to its business of investing in securities; (2) at the close of each quarter of the Portfolio's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Portfolio's total assets and users not represent more than 10% of the issuer's outstanding voting securities; and (3) at the close of each quarter of the Portfolio's taxable year, not more than 25% of its total assets may be invested in securities (other than U.S. Government securities and securities of other RICs) of any one issuer and two or more issuers which the Portfolio controls and which are engaged in the same, similar, or related trades or businesses. By so qualifying, the Portfolio will not be subject to federal income tax to the extent that its net investment income, net realized short-term capital gains and net capital gains (the excess of net long-term capital gain over net short-term capital loss) are distributed to shareholders.

If the Portfolio failed to qualify as a RIC accorded special tax treatment in any taxable year, the Portfolio would be subject to tax on its taxable income at corporate rates without being able to deduct the distributions it makes to its shareholders, and all distributions from earnings and profits, including any distributions of net capital gains, would be taxable to shareholders as ordinary income. In addition, the Portfolio could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before re-qualifying as a RIC that is accorded special tax treatment.

If the Portfolio fails to distribute in a calendar year substantially all of its ordinary income for such year and substantially all of its capital gain net income for the one-year period ending October 31 (or later if the Portfolio is permitted or so elects), plus any retained amount from the prior year, the Portfolio will be subject to a 4% excise tax on the undistributed amounts. A distribution declared by the Portfolio in October, November or December of any year and payable to shareholders of record on a date in such months will be deemed to have been paid by the Portfolio and received by the shareholders on December 31 if the distribution is paid by the Portfolio during the following January. Such a distribution, therefore, will be taxable to shareholders for the year in which that December 31 falls. The Portfolio intends generally to make distributions sufficient to avoid imposition of the 4% excise tax.

Miscellaneous

Dividends and other distributions on the Portfolio's shares are generally subject to federal income tax to the extent they do not exceed the Portfolio's previously undistributed realized income and gains, even though such dividends and distributions may economically represent a partial return of a particular shareholder's investment. In the latter case, distributions are likely to occur in respect of shares purchased when the Portfolio's net asset value reflects gains that are either unrealized, or realized but not distributed. Realized gains may be required to be distributed even when a Portfolio's net asset value also reflects unrealized losses.

If the Portfolio makes distributions to its shareholders in excess of its current and accumulated "earnings and profits" in any taxable year, the excess will be treated as a return of capital to the extent of a shareholder's tax basis in his or her shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder's tax basis in his or her shares, thus reducing any loss or increasing any gain on a subsequent disposition of shares by such shareholder.

A portion of the dividends from the Portfolio's investment company taxable income (whether paid in cash or reinvested in additional shares) may be eligible for the dividends-received deduction allowed to corporations that meet certain holding period requirements. The eligible portion may not exceed the aggregate dividends received by the Portfolio from U.S. corporations. However, dividends received by a corporate shareholder and deducted by it pursuant to the dividends-received deduction are subject indirectly to the federal alternative minimum tax.

Upon the disposition of shares of the Portfolio (whether by redemption or exchange), a shareholder may realize gain or loss. Such gain or loss will be capital gain or loss if the shares are capital assets in the shareholder's hands, and will be long-term or short-term generally depending upon the shareholder's holding period for the shares. Long-term capital gains will generally be taxed at a federal income tax rate of 20% to non-corporate shareholders. The maximum capital gain tax rate for capital assets (including Portfolio shares) acquired after December 31, 2000 and held by a non-corporate shareholder for more than 5 years will generally be 18% (rather than 20%).

If shares of the Portfolio are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares. All or a portion of any loss realized upon a taxable disposition of Portfolio shares will be disallowed if other shares of the Portfolio are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Dividends received by the Portfolio, and gains realized by the Portfolio on foreign securities, may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the total return on the Portfolio's securities. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and foreign countries generally do not impose taxes on capital gains in respect of investments by foreign investors.


The Portfolio's hedging activities may give rise to ordinary income or loss. In addition, such activities will likely produce a difference between book income and taxable income. This difference may cause a portion of the Portfolio's distributions to constitute a return of capital for tax purposes or require the Portfolio to make distributions exceeding book income to continue to qualify for treatment as a RIC for tax purposes. In general, 40% of the gain or loss arising from the closing out of a futures contract traded on an exchange approved by the CFTC is treated as short-term gain or loss, and 60% is treated as long-term gain or loss.


Investment in a corporation that qualifies as a "passive foreign investment company" under the Code could subject the Portfolio to U.S. federal income tax and other charges on certain "excess distributions" with respect to the investment, and on the proceeds from disposition of the investment. The Portfolio may elect to mark gains (and, to a limited extent, losses) in such investments "to the market" as though it had sold and repurchased those investments on the last day of the Portfolio's taxable year.

Recent regulations generally increase the certification and filing requirements imposed on foreign investors in order to qualify for exemption from the back-up withholding, and exemption from, or a reduced rate of, U.S. withholding tax under income tax treaties. Foreign investors should consult their tax advisers with respect to the potential application of these regulations.

Capital Stock Information

Legg Mason Charles Street Trust, Inc. was incorporated in Maryland on January 13, 1998. Prior to April 27, 2001, Legg Mason Charles Street Trust, Inc. was known as "LM Institutional Fund Advisors II, Inc." The Portfolio is an open-end, diversified investment management company. The directors of Legg Mason Charles Street Trust, Inc. may, without shareholder approval, create, in addition to the Portfolio, other series of shares representing separate investment portfolios. Any such series may be divided without shareholder approval into two or more classes of shares having such terms as the directors may determine. Establishment and offering of additional portfolios or classes of shares of a portfolio will not alter the rights of the Corporation's shareholders. The rights of the Portfolio's shareholders cannot be modified by other than a majority vote.

The Corporation has a total of 10 billion shares of common stock at par value of $0.001. Each share has one vote, with fractional shares voting proportionally. Shares of all classes of the Portfolio will vote together as a single class except when otherwise required by law or as determined by the directors. Shares are freely transferable, are entitled to dividends as declared by the Directors, and, if the Portfolio were liquidated, would receive the net assets of the Portfolio. Voting rights are not cumulative, and all shares of the Portfolio are fully paid, redeemable and non-assessable and have no conversion rights. Shares do not have preemptive rights or subscription rights.

Although the Portfolio does not intend to hold annual shareholder meetings, it will hold a special meeting of shareholders when the 1940 Act requires a shareholder vote on certain matters (including the election of Directors in certain cases or approval of an advisory contract).

Other Information

State Street Bank and Trust Company ("State Street"), P.O. Box 1790, Boston, Massachusetts 02105, serves as custodian of the Corporation's assets. As such, State Street holds in safekeeping certificated securities and cash belonging to the Corporation and, in such capacity, is the registered owner of securities in book-entry form belonging to the Corporation. Upon instruction, State Street receives and delivers cash and securities of the Corporation in connection with the Portfolio's transactions and collects all dividends and other distributions made with respect to the Portfolio's securities. State Street also maintains certain accounts and records of the Corporation. State Street also calculates the net asset value, total net income and net asset value per share of the Portfolio on a daily basis (and as otherwise may be required by the 1940 Act) and performs certain accounting services for the Portfolio.

Boston Financial Data Services, Inc., P.O. Box 953, Boston, Massachusetts 02103, serves as transfer and dividend-disbursing agent and administrator of various shareholder services. LM Fund Services, Inc. may also receive compensation for providing certain shareholder services to Financial Intermediary and Institutional Class shareholders of the Portfolio. The Corporation reserves the right, upon 60 days' written notice, to make other charges to investors to cover administrative costs.

Independent Auditors

Ernst & Young LLP, 2001 Market Street, Philadelphia, Pennsylvania 19103, serves as the Corporation's independent auditors. Ernst & Young LLP conducts an annual audit of the Corporation, assists in the preparation of the Portfolio's federal and state income tax returns and consults with the Corporation as to matters of accounting and federal and state income taxation.

Financial Statements

The Annual Report to shareholders for the fiscal year ended March 31, 2002, contains the financial statements, accompanying notes and the report of Ernst & Young LLP, the Portfolio's Independent auditors, all of which are hereby incorporated by reference herein.